AVONDALE INDUSTRIES, INC.

                              401(k)

                           SAVINGS PLAN

                   (Effective January 1, 1996)

                                            PREAMBLE


               Effective January 1, 1996, Avondale Industries, Inc. hereby establishes a 401(k) (the "Plan") governed by the provisions of this Plan document and any amendments hereto. The Plan and its related Trust are intended to qualify as a profit-sharing plan and a cash-or-deferred arrangement under Sections 401(a), 501(a), 401(k) and 401(m) of the Internal Revenue Code of 1986, as amended. Any ambiguity shall be resolved by giving effect to these intentions.

               The purpose of this Plan is to encourage Employees to save and invest systematically a portion of their current compensation in order that they may have an additional source of income upon their retirement or disability. The benefits provided by the Plan are paid from the Trust Fund established by the Employer and are in addition to the benefits Employees are entitled to receive under any other programs of the Employer and the United States Social Security Administration.

               The Plan and the Trust forming  a part hereof are maintained
          for  the  exclusive  benefit  of  the  Participants   and   their
          Beneficiaries.

                                           ARTICLE I
                                          DEFINITIONS

               All capitalized terms used in this Plan shall have the meaning set forth in this Article I, unless a different meaning is plainly required by the context:

               2   Accounts  shall mean each of a Participant's Employee-
          Deferral Account, Employer Contribution Account and Rollover Contribution Account (including subaccounts established from time to time under each such Account) established and maintained to record the interest of a Participant in the Trust Fund as more fully described in Sections 1.15, 1.18 and 1.35.

               2.1 Active Participant shall mean an Eligible Employee who is employed by a Participating Employer through the last payroll period ending within the Plan Year.

               2.2 Affiliated Company means the Company and all other entities required to be aggregated with the Company under Sections 414(b), (c), (m) or (o) of the Code.

               2.3   Beneficiary  shall   mean   the   person   or  persons
          designated by a Participant to receive the amount, if any, payable under the Plan in the event of a Participant's death. Each Beneficiary designation shall be in the form prescribed by the Committee.

               If the Participant is married and  designates  someone other than his legal spouse, his Beneficiary designation must include the written consent of his spouse at the time the designation is
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          made.   Such  written   consent   must  approve  the  Beneficiary
          designated and acknowledge the effect of such designation and must be notarized by a notary public. If it is established to the satisfaction of the Committee that the Participant has no spouse or that the spouse's consent cannot be obtained because
          the  spouse  cannot   be   located,  or  because  of  such  other
          circumstances as may be prescribed in regulations issued pursuant to Section 417 of the Code, such written consent shall not be required.

               If no valid Beneficiary designation is in effect at the time of the Participant's death, then, to the extent, if any, benefits are payable under the Plan after such death, Beneficiary shall mean the Participant's legal spouse, if he is married at the time of his death, otherwise the Participant's estate.

               2.4 Board of Directors shall mean the Board of Directors of Avondale Industries, Inc.

               2.5 Code shall mean the Internal Revenue Code of 1986, as amended from time to time. Reference to any Section of the Code shall include any successor provision thereto.

               2.6 Committee shall mean the 401(k) Administrative Committee designated by the Company to administer the Plan in accordance with Section 12.2 or a person or entity designated by the 401(k) Administrative Committee.

               2.7 Company shall mean Avondale Industries, Inc. and any successor company that may continue the Plan.

               2.8 Compensation. The term "Compensation" as modified below, has the following meaning for each respective purpose under the Plan:
                     (a)Plan Compensation. For purposes of determining contributions to the Plan, Plan Compensation means base pay plus overtime, bonuses and short-term Disability payments, if any, and shall exclude permanent Disability payments and any other extra compensation in any form paid to the Employee by the Employer during the Plan Year. Plan Compensation will include any amount which is contributed by the Employer pursuant to a salary reduction agreement and which is not includible in the gross income of an Employee under Sections 125 or 402(e)(3).

                     (a)Section 415 Compensation. For the purpose of applying the limitations of Section 415 of the Code, Section 415 Compensation means the Participant's wages, within the meaning of
          Section 3401(a) of the Code and all other payments of compensation to the Participant by the Employer (in the course of the Employer's trade or business) for which the Employer is required to furnish the Participant a written statement under Sections 6041(d) and 6051(a)(3) of the Code.

                     (a)Total Compensation means Section 415 Compensation plus all amounts contributed by an Employer on behalf of the Participant pursuant to a salary reduction agreement which are not includible in the gross income of the Participant under Sections 125, 402(e)(3), and 402(h)(1)(B) of the Code.

               The amount of a Participant's annual Compensation that can be taken into account under any of Subparagraphs (a) - (c) for any Plan Year shall not exceed $150,000, as adjusted from time to time in accordance with Section 401(a)(17) of the Code. In determining the Compensation of a Participant for purposes of this limitation, the rules of Code Section 414(q)(6) shall apply, except in applying these rules, "family" will include only the Participant's spouse and any lineal descendants of the Participant who have not attained age 19 before the close of the year. If, as a result of the application of these rules, the adjusted $150,000 limit is exceeded then the limit will be prorated among the affected individuals determined under this section before this limit is applied.

               2.9   Disability of  a  Participant shall mean the total and
          permanent incapacity of a Participant to engage in any substantial gainful employment, as determined by the Committee and which qualifies him for commencement of benefits for permanent and total disability under Federal Old Age and Survivor Insurance.

               2.10 Disability Retirement Date shall have the meaning set forth in Section 9.2.

               2.11  Eligible Employee is defined at Section 2.1.

               2.12 Employee shall mean a person employed by an Employer, excluding any employee who is included in a unit of employees covered by a negotiated collective bargaining agreement which does not provide for his participation in the Plan. A leased employee, as described in Section 414(n)(2) of the Code, shall not be considered an Employee; provided, however, that any leased employee who subsequently becomes an Employee shall have his previous service as a leased employee used in calculating his Years of Service under the Plan.

               2.13 Employee-Deferral or Employee-Deferral Contribution shall mean the amount contributed by the Employer on behalf of a Participant in accordance with Article III.

               2.14 Employee-Deferral Account shall mean the Account maintained for a Participant to record the Employee-Deferrals under Article III, and any contributions under Section 4.6, contributed by the Employer on such Participant's behalf.

               2.15 Employee-Deferral Agreement shall mean the agreement described in Article III.

               2.16 Employer shall mean a Participating Employer or a Non-Participating Employer.

               2.17  Employer   Contribution   means   any   (a)   Matching
          Contributions, (b) Employer Discretionary Contributions and (c) contributions required on account of a Top-Heavy Plan Year.

               2.18 Employer Contribution Account shall mean the account established for a Participant which is funded by Employer Contributions.

               2.19  Employer  Discretionary  Contribution  shall  mean   a
          contribution  by  an  Employer  to the Trust Fund as described in
          Article V.

               2.20 Entry Date shall mean February 1, 1996 and the first day of each month thereafter and any other date during the Plan Year specified by the Committee.

               2.21  ERISA   shall  mean  the  Employee  Retirement  Income
          Security Act of 1974, as amended from time to time. References to any section of ERISA include any successor provision thereto.

               2.22 Highly Compensated Employee shall mean any highly compensated active Employee and any highly compensated former Employee as described in this Section 1.23.

               A highly compensated active Employee includes any Employee who performs service for the Employer during the determination year and who, during the look-back year: (i) received Total Compensation from the Employer in excess of $75,000 (as adjusted pursuant to section 415(d) of the Code); (ii) received Total Compensation from the Employer in excess of $50,000 (as adjusted pursuant to section 415(d) of the Code) and was a member of the top-paid group for such year; or (iii) was an officer of the Employer and received Total Compensation during such year that is greater than 50 percent of the dollar limitation in effect under section 415(b)(1)(A) of the Code. The term Highly Compensated Employee also includes: (i) Employees who are both described in the preceding sentence if the term "determination year" is substituted for the term "look-back year" and the Employee is one of the 100 Employees who received the most Total Compensation
          from   the   Employer   during   the  determination   year;   and
          (ii) Employees who are 5 percent owners at any time during the look-back year or determination year.

               If no officer has satisfied the compensation requirement  of
          (iii) above during either a determination year or look-back year, the highest paid officer for such year shall be treated as a Highly Compensated Employee.

               For purposes of this Section 1.23, the determination year shall be the Plan Year. The look-back year shall be the twelve-month period immediately preceding the determination year.

               A Highly Compensated former Employee includes any Employee who separated from service (or was deemed to have separated) prior to the determination year, performs no service for the Employer during the determination year, and was a highly compensated active Employee for either the separation year or any determination year ending on or after the Employee's 55th birthday.

               If an Employee is, during a determination year or look-back year, a family member of either a five percent (5%) owner who is an active or former Employee or a Highly Compensated Employee who is one of the ten (10) most Highly Compensated Employees ranked on the basis of Total Compensation paid by the Employer during such year, then the family member and the five percent (5%) owner or top-ten Highly Compensated Employee shall be aggregated. In such case, the family member and five percent (5%) owner or top-ten (10) Highly Compensated Employee shall be treated as a single Employee receiving compensation and Plan contributions or benefits equal to the sum of such compensation and contributions or benefits of the family member and five percent (5%) owner or top-ten Highly Compensated Employee. For purposes of this
          Section 1.23, family member includes the spouse, lineal ascendants and descendants of the Employee or former Employee and the spouses of such lineal ascendants and descendants.

               The determination of who is a Highly Compensated Employee, including the determinations of the number and identity of Employees in the top-paid group, the top one hundred (100) Employees, and number of Employees treated as officers and the compensation that is considered, will be made in accordance with
          Section 414(q) of the Code and the Regulations thereunder.

               2.23  Hour of Service shall mean:

                     (a)Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer for the performance of duties, including periods of vacation and holidays;

                     (b)Each hour for which an Employee is directly or indirectly paid or entitled to payment by a Participating Employer or Non-Participating Employer (including payments made or due from a trust fund or insurer to which the Participating Employer or Non-Participating Employer contributes or pays premiums) on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including disability), layoff, jury duty, military duty, or leave of absence, provided that:

                          (i)no more than 501 Hours of Service shall be credited under this paragraph (b) to an Employee on account of any single continuous period during which the Employee performs no duties; and

                          (ii)Hours of Service shall not be credited under this paragraph (b) to an Employee for a payment which solely reimburses the Employee for medically-related expenses incurred by the Employee or which is made or due under a plan maintained solely for the purpose of complying with applicable worker's compensation, unemployment compensation or disability insurance laws;

                     (c)Each  hour  not already included under this Section
          1.24 above for which back pay, irrespective of mitigation of damages, is either awarded or agreed to by such Employer, provided that crediting of Hours of Service under this Section
          1.24 with respect to periods described in this Section 1.24 above shall be subject to the limitation therein set forth; and

                     (d)Solely for purposes of determining whether a Break in Service, as defined in Section 1.29, for participation and vesting purposes has occurred in a computation period, if an Employee is away from work on a Parental Absence, he shall receive credit for the Hours of Service which would otherwise have been credited to such individual but for such absence, or in any case in which such hours cannot be determined, 8 Hours of Service per day of such absence. The Hours of Service credited under this Section 1.24(d) shall be credited (1) in the computation period in which the absence begins if the crediting is necessary to prevent a Break in Service in that period, or
          (2) in all other cases, in the following computation period.

               To the extent not credited above, Hours of Service will also be credited based on the customary work week of the Employee for periods of military duty (as required by applicable law) and approved leaves of absence.

               The  number  of Hours of Service to be credited  under  this
          Section 1.24 above on account of a period during which an Employee performs no duties, and the Plan Years to which Hours of Service shall be credited under this Section 1.24 above shall be determined by the Committee in accordance with Sections 2530.200b-2(b) and (c) of the Regulations of the U.S. Department of Labor.

               2.24 Matching Contribution shall mean a contribution by an Employer to the Trust Fund as described in Article IV.

               2.25 Non-Highly Compensated Employee shall mean an Employee who is not a Highly Compensated Employee.

               2.26 Non-Participating Employer shall mean an Affiliated Company which is not a Participating Employer.

               2.27  Normal  Retirement  Date  shall  have the meaning  set
          forth   in  Section  9.1.   Normal  Retirement  Age   means   the
          Participant's sixty-fifth (65th) birthday.

               2.28 One-Year Break-in-Service or Break in Service shall mean a twelve-month consecutive period following an Employee's Service Termination Date, as defined in Section 1.36, during which the Employee fails to be credited with an Hour of Service.
               2.29 Parental Absence shall mean an Employee's absence from work for any of the following reasons: (i) the pregnancy of the Employee, (ii) the birth of the Employee's child, (iii) the adoption of a child by the Employee, or (iv) the need to care for the Employee's child immediately following its birth or adoption; provided, however, that the Committee, in its sole discretion, may require evidence that any absence is on account of a reason enumerated herein and evidence as to the duration of such absence.

               2.30 Participant shall mean (i) any Eligible Employee for whom Employee-Deferral Contributions have been made or (ii) any former Eligible Employee on whose behalf an Account continues to be maintained in the Plan pursuant to Article II. An Eligible Employee remains a Participant as long as he has an Account balance, as provided in Section 2.2.

               2.31 Participating Employer shall mean the Company, Avondale Services Corporation, and any Affiliated Company that adopts this Plan pursuant to authorization by the Board of Directors of the Company and the board of directors of the newly-adopting entity.

               By authorizing the adoption of this Plan, the governing body of any Participating Employer expressly recognizes and delegates to the Company and its Board of Directors the right to exercise on the behalf of the Participating Employer all power and authority conferred by the Plan to the Company or its Board of Directors.

               2.32 Plan shall mean the Avondale Industries, Inc. 401(k) Savings Plan, as set forth in this document and as amended from time to time.

               2.33  Plan Year shall mean the calendar year.

               2.34 Rollover Contribution Account shall mean the Account maintained for a Participant to record his rollover contribution made pursuant to Section 3.8.

               2.35 Service Termination Date shall mean the earlier of the following:

                     (a)the date on which by reason of an Employee's resignation, discharge, retirement or death the Employee is no longer employed by any Employer; or

                     (b)the first anniversary of the date on which an Employee is laid off, starts an authorized leave of absence, or is absent from work for any other reason (other than those instances covered under paragraphs (a) and (c)), including holidays, paid vacations, sick leaves and absence on account of disability.

               2.36 Trust or Trust Agreement shall mean the agreement and any and all amendments and supplements thereto entered into between the Company and the Trustee. The Trust Agreement shall be deemed to be part of this Plan as if all the terms and provisions were fully set forth herein.

               2.37 Trustee shall mean the person or persons appointed by the Board of Directors to be Trustee under the Trust Agreement.

               2.38 Trust Fund shall mean all assets held by the Trustee in accordance with the Trust Agreement.

               2.39 Valuation Date shall mean the last day of each quarter during the Plan Year or any other date or dates during the Plan Year specified by the Committee upon which the assets of the Trust Fund are valued as described in Article VIII. The Annual Valuation Date shall mean the last day of the Plan Year.

               2.40  Vested   Interest   shall   mean   the  portion  of  a
          Participant's    Accounts    which   has   become   vested    and
          nonforfeitable, under Section 6.3.

               2.41 Year of Service shall mean a 12-month period commencing on the first day on which an Employee is credited with an Hour of Service (or commencing on such Employee's date of rehire in the case of an Employee who has not previously become an Eligible Employee and who has incurred five or more consecutive One Year Breaks in Service) or anniversary thereof during which he is continuously employed by an Employer, provided that:

                     (a)An Employee shall be credited with one Year of Service for each 12 complete months of employment, whether or not consecutive.

                     (b)An Employee shall cease accruing Years of Service on his Service Termination Date; except that if such Employee performs an Hour of Service within the 12-month period commencing on his Service Termination Date, his period of absence shall be treated as employment.

                     (c)Years of Service shall include any one or more of the following:

                          (i)any period of absence because of service in the military forces of the United States, provided the Employee returns to work within 90 days after first becoming eligible for discharge from active duty;

                          (ii) any period of layoff not in excess of one year in duration;

                          (iii) any period while the Employee is on an approved leave of absence with or without pay (including any leave of absence for maternity or paternity reasons);

                          (iv) any other period of absence approved by an Employer including paid holidays, paid vacations and sick leaves;

                          (v) any other period of absence provided the Employee returns to work with an Employer within the one-year period after his Service Termination Date;

                          (vi) to the extent not otherwise credited above, the first 12 months of a Parental Absence if the Employee provides the Committee with any evidence it may reasonably require to determine that the absence is on account of such Parental Absence.
               Except as otherwise specifically provided under this Section 1.42, a partial Year of Service shall be determined by dividing the number of days of employment, whether or not consecutive, by the number of days in the calendar year. All of an Employee's Years of Service with the Employer shall be taken into account for purposes of satisfying the Plan's eligibility requirements and for calculating a Participant's Vested Interest in his Employer Contribution Account.


                                           ARTICLE II
                                         PARTICIPATION

               2.1 Commencement of Participation. Each Employee shall become an Eligible Employee as of the first Entry Date on which he is employed by a Participating Employer and which coincides with or immediately follows the date as of which such Employee has both (a) attained age 21 and (b) completed one Year of Service.

               2.2 Termination of Participation. An Eligible Employee or Participant who (i) has a Service Termination Date (ii) becomes a member of a group of employees covered by a negotiated collective bargaining agreement which does not provide for participation in the Plan or (iii) becomes an Employee of a Non-Participating Employer shall no longer be an Eligible Employee but shall continue as a Participant in the Plan entitled to share in the earnings and losses of the Trust Fund and to exercise the rights of a Participant hereunder until his Vested Interest has been distributed and the non-vested portion of his Accounts, if any, has been forfeited pursuant to Section 6.4.

               The participation of any Participant shall end when (i) no further benefits are payable to him or his Beneficiary under the Plan and (ii) no further amounts are credited to his Accounts.

               2.3   Participation Following Reemployment.

               If an Employee has a Service Termination Date but is reemployed before a One Year Break in Service occurs, he shall be treated as if his employment was not broken.

               If an Employee who had not had a Year of Service incurs a One Year Break in Service and is later reemployed by an Employer, he shall be treated as a new Employee for purposes of determining eligibility to participate in the Plan.

               If an Eligible Employee experiences a One-Year Break in Service and is later reemployed by a Participating Employer, he shall automatically become an Eligible Employee again and the Committee shall allow him to elect to make Employee-Deferrals, pursuant to Section 3.1.


                                          ARTICLE III
                                       EMPLOYEE-DEFERRALS

               3.1 Employee-Deferrals. An Eligible Employee may enter into an Employee-Deferral Agreement with his Employer on such form or forms as the Committee shall prescribe or through a voice response system after such Participant has entered his personal identification number. In the Employee-Deferral Agreement the Eligible Employee shall agree to accept a deferral of his Plan Compensation expressed as a whole percentage no less than 1% and no more than 13%. The Employee-Deferral Agreement shall remain in effect until changed or discontinued as provided in Section
          3.3. An Employee's election under this Section 3.1 can be made when the Employee becomes an Eligible Employee effective on the next calendar month following the date on which such election is received by the Committee.

               No Employee-Deferral may be paid to the Plan by the Employer on behalf of a Participant after he ceases to be an Employee or during any period when such Participant is not receiving Plan Compensation from the Employer.

               3.2 Delivery of Employee-Deferral Contributions. The Employee-Deferral made by the Employer on behalf of any Participant shall be transmitted to the Trustee by the Employer as soon as practicable after the close of the calendar month in which the Employee-Deferral occurs; provided, however, that no Employee-Deferral for any portion of a Plan Year shall be delivered to the Trustee later than 90 days after the close of the month in which the amount was deducted from Participant's Plan Compensation.

               3.3 Changes in and Discontinuance of Employee-Deferrals. A Participant may change the rate of Employee-Deferrals or discontinue Employee-Deferrals paid by his Employer to the Plan on his behalf effective as of the next payroll period provided the Participant has given the Committee advance notice of such change in such form and within such time period preceding the effective date of the change as the Committee may prescribe.

               3.4 Dollar Limitation. In no event shall a Participant's Employee-Deferral Contributions for a Participant's taxable year exceed $9,500, or such larger amount as allowed under Code
          Section 402(g) to reflect increases in the cost of living.

               3.5 Return of Excess Deferral Amounts. If a Participant's Employee-Deferral Contributions under the Plan should exceed the dollar limitation under Section 3.4 for a Plan Year, the excess amount and the earnings thereon shall be distributed to the Participant no later than the April 15 following the calendar year of the excess deferral. If a Participant notifies the Committee in writing no later than March 1 following the calendar year of the excess deferral that he was also a participant in a plan of an unrelated employer governed by the Code Section 402(g) dollar limitation described in Section 3.4, that the total deferrals under the plans exceeded the dollar limitation described in Section 3.4, and that he has allocated some or all of the excess deferrals to this Plan, then the excess allocated to this Plan (and the earnings thereon) shall be distributed to the Participant no later than the following April 15.

               Any returned excess deferrals must include income or loss for the calendar year of the excess deferral, and must include income or loss for the "gap period" between the end of that year and the date of distribution. The gain or loss allocable to the Excess Deferral Amount for the preceding calendar year shall be determined by any reasonable method, provided that such method does not violate Section 401(a)(4) of the Code, is consistently applied, and is used for allocating income to Participants' Accounts.

               Any Matching Contributions attributable to returned Employee-Deferrals shall be forfeited unless they can be deemed to match previously unmatched Employee-Deferrals as provided in
          Section 4.1. The amount of excess deferrals to be distributed shall be reduced by Excess Contributions previously distributed for the taxable year ending in the same Plan Year, as provided in
          Section 3.7.

               3.6   Non-Discrimination Rules

                     (a)Definition. The term "Actual Deferral Percentage" (hereinafter "ADP") as used in this Section 3.6 shall mean, for each specified group of Eligible Employees for a Plan Year, the average of the ratios (calculated separately for each Eligible Employee in such group) of (1) the amount of Employee-Deferrals actually delivered to the Trustee for the Eligible Employee for the Plan Year to (2) the Eligible Employee's Total Compensation for the portion of such Plan Year (during which) the Employee was an Eligible Employee. The ADP shall be calculated separately for the group consisting of Highly Compensated Employees and the group consisting of Non-Highly Compensated Employees.

                     (b)An Eligible Employee who fails to make Employee-Deferrals shall be included in the testing with a ratio of zero.

                     (c)The Tests. In each Plan Year the Plan must satisfy one of the following tests:

                          (i)The ADP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Eligible Employees who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                          (ii)The ADP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ADP for Eligible Employees who are Non-Highly Compensated Employees for the same Plan Year multiplied by 2.0, provided that the ADP for Eligible Employees who are Highly Compensated Employees does not exceed the ADP for Eligible Employees who are Non-Highly Compensated Employees by more than two (2) percentage points.

                     (d)Special Rules in Connection with ADP Testing:

                          (i)The ADP for any Eligible Employee who is a Highly Compensated Employee for the Plan Year and who is eligible to have Employee-Deferrals allocated to his accounts under two or more arrangements described in Code Section 401(k), that are maintained by one or more Employers, shall be determined as if such contributions were made under a single arrangement. If a Highly Compensated Employee participates in two or more cash or deferred arrangements that have different plan years, all cash or deferred arrangements ending with or within the same calendar year shall be treated as a single arrangement.

                          (ii)In the event that this Plan satisfies the requirements of Code Sections 401(k), 401(a)(4), or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this Section 3.6 shall be applied by determining the ADP of Employees as if all such plans were a single plan.

                          (iii)For purposes of determining the ADP of an Eligible Employee who is a five (5%) owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Employee-Deferrals and Total Compensation of such Eligible Employee shall include the Employee-Deferrals and Total Compensation for the Plan Year of members of the Eligible Employee's Family (as defined at Section 1.9). Family members with respect to such

          Highly Compensated Employees shall be disregarded as separate Employees in determining the ADP both for Eligible Employees who are Non-Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees.

                          (iv)For purposes  of  determining  the  ADP test,
          Employee-Deferrals shall be taken into account only if:   paid to
          the Trust before the last day of the twelve (12) month period immediately following the Plan Year to which the contributions relate; and which relate to Total Compensation which would have been received by the Eligible Employee in the Plan Year (but for the deferral election) or which is attributable to services performed by the Eligible Employee in the Plan Year and would have been received by the Eligible Employee within 2 1/2 months after the close of the Plan Year (but for the deferral election).

                          (v)The determination and treatment of the ADP amounts of any Eligible Employee shall satisfy such other requirements as may be prescribed by the Secretary of the Treasury.

                          (vi)In the event that the ADP of the Highly Compensated Employees for the Plan Year determined as a date prior to the last day of the Plan Year indicates that the Plan for the year will not otherwise comply with either ADP test, the Committee has the authority to reduce the Employee-Deferral rate for the remainder of the Plan Year for all or a portion of the Highly Compensated Employees in an equitable manner to increase the likelihood that one of the ADP tests will be satisfied.

               3.7   Return of Excess Contributions

                     (a)Definition. "Excess Contributions" shall mean, with respect to any Plan Year, the excess of:
                          (i)The aggregate amount of Employee-Deferrals actually taken into account in computing the ADP of Highly Compensated Employees for such Plan Year, over

                          (ii)The maximum amount of such Deferrals permitted by the ADP test (determined by reducing Deferrals made on behalf of Highly Compensated Employees in order of the ADPs, beginning with the highest of such percentages).

                     (b)Determination of Income or Loss. The income or loss allocable to Excess Contributions shall be determined using any reasonable method, provided that such method does not violate
          Section 401(a)(4) of the Code, is consistently applied, and is used for allocating income to Participants' Accounts. Earnings must include income or loss for the "gap period" between the end of the taxable year and the date of distribution.

                     (c)Distribution      of      Excess     Contributions.
          Notwithstanding  any  other  provision  of  this   Plan,   Excess
          Contributions, plus any income and minus any loss allocable thereto, shall be distributed no later than the last day of the Plan Year to Participants to whose accounts such Excess Contributions were allocated for the preceding Plan Year. Such distributions shall be made to Highly Compensated Employees on the basis of the respective portions of the Excess Contributions attributable to each of such Employees. With respect to Participants who are subject to the family member aggregation rules of Code Section 414(q)(6), the ADP of such Participants shall be reduced in accordance with the "leveling" method described in the regulations and the Excess Contributions of such Participants shall be allocated in the manner prescribed by the regulations. Excess Contributions shall be treated as Annual Additions under the Plan. The amount of Excess Contributions to be distributed shall be reduced by excess deferrals previously distributed for the same year pursuant to Section 3.5 and any Matching Contributions with respect to such distributed Excess Contributions (and the earnings thereon) shall be forfeited.

               3.8 Rollover Contributions. A Participant who has entered into an Employee-Deferral Agreement may contribute to the Plan any amount distributed from the Participant's individual retirement account, individual retirement annuity, or qualified plan which qualifies under either of Code Sections 402(c) or 408(d)(3)(A)(ii), which is transferred within the required time, and which meets all other requirements of law for a rollover to the Plan. The Employer, the Committee, and the Trustee shall rely upon the Participant's written certification that the transfer is a permitted rollover meeting all the above requirements. Such a contribution shall be held in a separate Rollover Contribution Account for the Participant. If the Committee should learn that the rollover did not meet all the aforesaid requirements, the value of the Participant's Rollover Contribution Account as of the preceding Valuation Date (or the date of the rollover, if later) shall be returned to him.


                                           ARTICLE IV
                                     MATCHING CONTRIBUTIONS

               4.1 Matching Contributions. The Board of Directors shall annually determine the amount of a Matching Contribution, if any, to be contributed for the Plan Year. The Matching Contribution shall be allocated based on the ratio of each Active Participant's Employee-Deferrals for the Plan Year to the total of Employee-Deferrals made by all Active Participants for the year. For purposes of this allocation, Participant Employee-Deferrals in excess of 6% of each Participant's Plan Compensation shall be disregarded.

               4.2 Forfeitures. Forfeitures shall be allocated in the same manner as Matching Contributions under Section 4.1.

               4.3 Delivery of Contributions. An Employer's Matching Contributions shall be delivered to the Trustee at such time as the Employer determines, but in no event shall any contribution for a Plan Year be made later than the deadline, including extensions, for the filing of the Company's tax return for that year.

               4.4 Adjustments if Employee-Deferral Contributions Adjusted. If under Section 3.5 or Section 3.7 a Participant's Employee-Deferral Contributions are returned to him, and as a result the net Employee-Deferral Contributions for the Plan Year are a smaller percentage of Plan Compensation than the amount taken into account in making Matching Contributions, the amount of the Matching Contributions shall be reduced accordingly. The reduction in the Matching Contribution (and any earnings attributable to the reduction) shall be treated as a Forfeiture under the provisions of Section 4.2.

               4.5   Discrimination Test - Matching Contributions.

                     (a)Definitions:

                          (i)"Average Contribution Percentage" or "ACP" shall mean the average of the Contribution Percentages of the Eligible Employees in a group.

                          (ii)"Contribution Percentage" shall mean the ratio
          (expressed   as  a  percentage)   of   an   Eligible   Employee's
          Contribution Percentage Amounts to the Eligible Employee's Total Compensation for the portion of the Plan Year in which he was eligible to make Employee-Deferrals.

                          (iii)"Contribution Percentage Amounts" shall mean the Matching Contributions under the Plan on behalf of the Eligible Employee for the Plan Year. The Employer may elect to use Employee-Deferrals in the Contribution Percentage Amounts so long as the ADP test is met before the Employee-Deferrals are used in the ACP test and continues to be met following the exclusion of those Employee-Deferrals that are used to meet the ACP test.

                     (b)The Tests. In each Plan Year the Plan must satisfy one of the following tests:

                          (i)The ACP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Eligible Employees who are Non-Highly Compensated Employees for the same Plan Year multiplied by 1.25; or

                          (ii)The ACP for Eligible Employees who are Highly Compensated Employees for the Plan Year shall not exceed the ACP for Eligible Employees who are Non-Highly Compensated Employees for the same Plan Year multiplied by two (2), provided that the ACP for Eligible Employees who are Highly Compensated Employees does not exceed the ACP for Eligible Employees who are Non-Highly Compensated Employees by more than two (2) percentage points.

                     (c)Special Rules:

                          (i)(A)"Aggregate Limit" shall mean the greater of
          (A) or (B) below:

                                      (1)The sum of

                                         a)one  hundred twenty-five percent
          (125%) of the greater of the ADP or the ACP of the Non-Highly Compensated Employees in the same Plan Year, plus

                                         b)Two  (2) percentage points  plus
          the lesser of such ADP or ACP of Non-Highly Compensated Employees in the same Plan Year, provided, however, that in no event shall this amount exceed two hundred percent (200%) of the lesser of the ADP or the ACP of Non-Highly Compensated Employees, and

                                      (2)The sum of

                                         a)one hundred twenty-five  percent
          (125%) of the lesser of the ADP or the ACP of the Non-Highly Compensated Employees in the same Plan Year, plus

                                         b)Two  (2)  percentage points plus
          the greater of the ADP or the ACP of Non-Highly Compensated Employees in the same Plan Year, provided, however, that in no event shall this amount exceed two hundred percent (200%) of the greater of the ADP or the ACP of Non-Highly Compensated Employees.
                                (B)Multiple Use:  If the sum of the ADP and
          ACP of the Highly Compensated Employees exceeds the Aggregate Limit, then the ACP of the Highly Compensated Employees will be reduced (beginning with the Highly Compensated Employee whose ACP is the highest) so that the limit is not exceeded. If the Employer elects to reduce the ACP of the Highly Compensated Employee, the required reduction shall be treated as an Excess Aggregate Contribution described below. If the Employer elects to reduce the ADP of the Highly Compensated Employees, the required reduction shall be treated as an Excess Contribution as described in Section 3.7. The ADP and ACP of the Highly
          Compensated Employees are determined after any corrections required to meet the ADP and ACP tests. Multiple use does not occur if both the ADP and ACP of the Highly Compensated Employees does not exceed 1.25 multiplied by the ADP and ACP of the Non-Highly Compensated Employees.

                          (ii)For purposes of this section, the Contribution Percentage for any Eligible Employee who is a Highly Compensated Employee and who is eligible to have Contribution Percentage Amounts allocated to his account under two (2) or more plans described in Code Section 401(a), or arrangements described in Code Section 401(k) that are maintained by one or more Employers, shall be determined as if the total of such Contribution
          Percentage Amounts  was  made  under  each  plan.   If  a  Highly
          Compensated Employee participates in two (2) or more cash or deferred arrangements under Code Section 401(k) ("CODA"), that have different plan years, all CODAs ending with or within the same calendar year shall be treated as a single arrangement.

                          (iii)In the event that this Plan satisfies the requirements of Code Sections 401(m), 401(a)(4) or 410(b) only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of such Code Sections only if aggregated with this Plan, then this section shall be applied by determining the Contribution Percentages of Eligible Employees as if all such plans were a single plan.

                          (iv)For purposes of determining the Contribution Percentage of an Eligible Employee who is a five percent (5%) owner or one of the ten (10) most highly-paid Highly Compensated Employees, the Contribution Percentage Amounts and Total Compensation of such Eligible Employee shall include the Contribution Percentage Amounts and Total Compensation for the

          Plan Year of Family members. Family members, with respect to Highly Compensated Employees, shall be disregarded as separate Employees in determining the Contribution Percentage both for Eligible Employees who are Non-Highly Compensated Employees and for Eligible Employees who are Highly Compensated Employees.

                          (v)For purposes of determining the Average Contributions Percentage test, Employer Matching Contributions will be considered made for a Plan Year only if (i) paid to the trust no later than the end of the twelve (12) month period beginning on the day after the close of the Plan Year and (ii) made on account of the Employee's Employee-Deferral for the Plan Year.

                     (d)Excess Aggregate Contributions. If the Plan fails to satisfy the ACP Test, Excess Aggregate Contributions (the excess of the aggregate amount of Matching Contributions actually made on behalf of Highly Compensated Employees for such Plan Year, over the maximum amount of such contributions permitted under the limitations of Section 401(m)(2)(A) of the Code) and income or loss allocable thereto for the Plan Year in which the ACP Test is failed, shall be treated as follows:

                     (i)Disposition of Excess Aggregate Contributions.
          Notwithstanding any other provision of this Plan, Excess Aggregate Contributions, plus any income and minus any loss allocable thereto, shall be distributed, no later than the last day of each Plan Year, to Highly Compensated Employees or forfeited, where otherwise appropriate, from the accounts of Participants in which such Excess Aggregate Contributions were allocated for the preceding Plan Year. Excess Aggregate Contributions shall be allocated to Participants who are subject to the family member aggregation rules of Code Section 414(q)(6), the ACP of such Participants shall be reduced in accordance with the "leveling" method described in the regulations and the Excess Contributions of such Participants shall be allocated in the manner prescribed by the regulations.

                          (ii)Determination of Income or Loss. Excess Aggregate Contributions shall be adjusted for any income or loss attributable thereto in the year in which the contribution was made. The income or loss allocable to Excess Aggregate Contributions shall be determined using any reasonable method, provided that such method does not violate Section 401(a)(4) of the Code, is consistently applied, and is used for allocating income to Participants' Accounts.

                          (iii)Accounting for Excess Aggregate Contributions. Excess Aggregate Contributions shall be distributed on a pro-rata basis from the Participant's Employer Contribution Account (and, if applicable, the Participant's Employee-Deferral Account).

               4.6 Qualified Matching Contributions, Qualified Nonelective Contributions. The Company may, in its sole discretion, use the following contributions to enable the Plan to satisfy the nondiscrimination requirements of Section 3.6 and/or
          Section 4.5:

                     (a)Qualified   Matching  Contributions.   A  Qualified

          Matching Contribution may be made by the Employers with respect to Employee-Deferrals made on behalf of the Employee. Such Qualified Matching Contributions shall be nonforfeitable when made and shall be subject to the same restrictions on distribution that apply to Employee-Deferrals.

                     (b)Qualified Nonelective Contributions. A Qualified Nonelective Contribution may be made by the Employer on the basis of either a specified dollar amount or a specified percentage of Plan Compensation. Such Qualified Nonelective Contributions
          shall be nonforfeitable and shall be subject to the same restrictions on distribution that apply to Employee-Deferrals.

                     (c)The use of contributions described above shall be as provided in regulations under Section 401(k) and Section 401(m) of the Code.


                                           ARTICLE V
                              EMPLOYER DISCRETIONARY CONTRIBUTIONS

               5.1 Employer Discretionary Contributions. The Board of Directors shall annually determine the amount of Employer Discretionary Contributions, if any, to be contributed for the Plan Year. The Company may contribute all or part of the entire amount due on behalf of one or more Participating Employers and charge the amount thereof to the Participating Employers responsible therefor.

               In no event shall the contribution, when added to the other contributions under the Plan, exceed the maximum amount which may be claimed as a deduction by the Company for federal income tax purposes under Code Section 404(a)(3).

               The contribution, if any, shall be delivered in one or more installments to the Trustee no later than the due date (including extensions) of the Company's federal income tax return for its fiscal year ending with or during the Plan Year for which the contribution is made.

               5.2 Allocation of Employer Discretionary Contributions. As of each Annual Valuation Date, the Employer Discretionary
          Contribution, if any, shall be allocated to the Employer Contribution Accounts of all Active Participants in the proportion that each such Active Participant's Plan Compensation bears to the Plan Compensation for all Active Participants for such year.

               5.3 Top-Heavy Contributions. As of the end of any Plan Year in which the Plan is Top-Heavy, the Employer shall contribute to the Employer Contribution Account of each Participant who is a Non-Key Employee the amount required under
          Article XV.

                                           ARTICLE VI
                                            VESTING

               6.1   Employee-Deferral   Account.   The   interest   of   a
          Participant in his Employee-Deferral Account shall be fully vested and nonforfeitable at all times.

               6.2   Rollover  Contribution  Account.   The  interest  of a
          Participant in his Rollover Contribution Account shall be fully vested and nonforfeitable at all times.

               6.3 Employer Contribution Account. The interest of a Participant in his Employer Contribution Account shall be fully vested and nonforfeitable upon such Participant's death prior to termination of employment, attainment of the Normal Retirement Age while still employed, or termination of employment by reason of Disability. When a Participant's employment is terminated for any other reason, the vested and nonforfeitable interest of such Participant shall be determined in accordance with the following schedule:

                    ---------------------------------------------
                    Years	              	  Vested %
                    of Service

                    Less than 5 years          0
                    5 years or more          100

               6.4   Forfeitures.

                     (a)For purposes of this Section 6.4, if a Participant's account is 0% vested upon his Service Termination Date, he shall be deemed to have received a distribution of his account balance (and therefore a forfeiture results) as of the end of the Plan Year in which the Service Termination Date occurred.

                     (b)The forfeitures shall be applied in accordance with
          Section 4.2.

                     (c)A Participant can have a forfeiture restored after reemployment, but only under the circumstances described in
          Section 6.6.

               6.5 Reemployment Before Break in Service. If an Employee has a Service Termination Date and is reemployed before a One-Year Break in Service occurs, he will be treated for vesting purposes as if the termination had not occurred.

               6.6 Reemployment After Break in Service. The following special rules apply if an Employee has a One-Year Break in Service and is later reemployed by an Employer.

                     (a)His Years of Service prior to the Break in Service shall be taken into account for purposes of determining the vested portion of such Participant's Employer Contribution Account funded after reemployment (i) if any portion of the Participant's Employer Contribution Account is vested at the time of the Break in Service, or (ii) if he incurs fewer than five consecutive one-year Breaks in Service.

                     (b)His Years of Service which accrue after the Break in Service shall be taken into account for purposes of determining the vested portion of such Participant's Employer

          Contribution Account funded prior to the Break in Service, provided such Participant is reemployed by the Employer before he receives a distribution or incurs five (5) consecutive one-year Breaks in Service.

                     (c)(i)If a Participant has a Service Termination Date and receives a distribution of the balance of his Employer Contribution Account, he will be credited with the full value of his forfeited account balance, determined as of the date of the distribution, provided the Participant repays the amount of the distribution before the earlier of (1) five (5) years after the first day on which an Employee is subsequently reemployed by the Employer, or (2) the close of the first period of five (5) consecutive Breaks in Service. Any Participant who terminates employment with zero vesting shall be credited with the full value of his Employer Contribution Account determined as of the date of the deemed distribution under Paragraph 6.4(a) if the Participant is reemployed before he incurs five (5) consecutive One-Year Breaks in Service.

                          (ii)If any credit is required under this Paragraph
          (c), the credit shall be made at the close of the Plan Year in which occurs the later of the reemployment or the repayment. The credit shall be satisfied first from Forfeitures, second from Employer Discretionary Contributions.


                                          ARTICLE VII
                                          ALLOCATIONS

               7.1 Allocation of Contributions. Contributions to the Plan shall be allocated in the following manner:

                     (a)Employee-Deferral Contributions shall be allocated to the Employee-Deferral Account of each Participant in accordance with the provisions of Article III.

                     (b)Employer Discretionary Contributions shall be allocated to the Employer Contribution Account of each Participant in accordance with the provisions of Article V.

                     (c)Matching Contributions shall be allocated to the Employer Contribution Account of each Participant in accordance with the provisions of Article IV.

          	     (d)Qualified Matching Contributions and Qualified Nonelective Contributions shall be allocated to the Employee-Deferral Account of each Participant in accordance with the provisions of Section 4.6.

               7.2 Definitions. For purposes of this Article VII, the term Accounts shall mean a Participant's Employee-Deferral Account and Employer Contribution Account.
               The term Annual Addition shall mean, for any Limitation Year, the sum of (a) Matching Contributions, (b) Employee-Deferral Contributions, (c) Employer Discretionary Contributions, Qualified Matching Contributions, Qualified Non-elective Contributions and (d) forfeitures.

               The term Defined Benefit Plan Fraction shall mean, for any year, a fraction (a) the numerator of which is the projected annual benefit of the Participant under any defined benefit plan maintained by the Employer (determined as of the close of the Plan Year), and (b) the denominator of which is the lesser of
          (i) the product of 1.25 multiplied by the maximum dollar limitation in effect under Code Section 415(b)(1)(A) for such year, or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(b)(1)(B) for such year.

               The term Defined Contribution Plan Fraction shall mean, for any year, a fraction (a) the numerator of which is the sum of the Annual Additions to the Participant's Accounts as of the close of the Plan Year, and (b) the denominator of which is the sum of the lesser of the following amounts determined for such year and each prior year of service with a Employer: (i) the product of 1.25 multiplied by the dollar limitation in effect under Code Section 415(c)(1)(A) for such year (determined without regard to Code
          Section 415(c)(6)), or (ii) the product of 1.4 multiplied by the amount which may be taken into account under Code Section 415(c)(1)(B) for such year.

               The term Employer includes the group of Employers, if any, which constitute a controlled group of corporations, trades or businesses under common control (within the meaning of Code Sections 1563(a) or 414(b) as modified by 415(h) and 414(c)), or an affiliated service group (within the meaning of Code Sections 414(m) and 318) with an Employer. All such Employers shall be treated as a single Employer for purposes of applying the Code
          Section 415 limitations.

               The term Limitation Year shall mean the Plan Year or any other twelve-month period designated by the Board of Directors.

               7.3 Annual Additions. No contribution or forfeiture shall be allocated to the Accounts of an Employee for a Limitation Year in excess of an amount which, when expressed as an Annual Addition to such Employee's Accounts, is equal to the lesser of
          (a) $30,000 or such larger amount equal to 1/4 of the defined benefit dollar limitation as adjusted for cost-of-living increases pursuant to Code Sections 415(c)(1), 415(d)(1) and 415(d)(3), or (b) twenty-five percent of such Employee's Section 415 Compensation for such limitation.

               7.4 Limitation for Other Defined Contribution Plans. In the event that the Annual Addition which would otherwise be made to an Employee's accounts under all defined contribution plans maintained by the Employer for any Limitation Year exceeds the limitations set forth in this Article VII, the excess Annual Addition shall be attributed first to the Plan, and the Employer shall treat such excess as follows:

                     (a)First, the Employee-Deferral Contributions in excess of six percent of Plan Compensation shall be returned to the Employee to the extent necessary.

                     (b)Second, the portion of the excess consisting of

          Matching Contributions shall be allocated and reallocated to the Employer Contribution Accounts of other Participants in accordance with Section 4.1 to the extent such allocations would not cause Annual Additions to each Participant's Accounts to exceed the limitations of this Section 7.4

                     (c)Third, the portion of the excess consisting of Employer Discretionary Contributions shall be allocated and reallocated to the Employer Contribution Accounts of other Participants in accordance with Section 5.2 to the extent such allocations would not cause Annual Additions to each Participant's Accounts to exceed the limitation of this Section 7.4.

                     (d)If treated in accordance with subparagraphs (a) through (c) above, the excess amounts shall not be deemed Annual Additions in that limitation year if the excess amounts are a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Plan Compensation, a reasonable error in determining the amount of elective deferrals (within the meaning of Section 402(g)(3)) that may be made with respect to any individual under the limits of Section 415 or under other limited facts and circumstances that the Commissioner finds justify the availability of the rules set forth in this subparagraph.

                     (e)To the extent excess Annual Additions exist after the distributions described in subparagraphs (a) through (c), such excess amounts shall be allocated to a Section 415 Suspense Account. All amounts in the Section 415 Suspense Account must be used to reduce Matching Contributions, contributions required on account of a Top-Heavy Plan Year, or Employer Discretionary Contributions in succeeding Limitation Years. In the event of termination of the Plan, the balance of the Section 415 Suspense Account shall revert to the Company to the extent it may not then be allocated to any Participants' Accounts.

               7.5 Limitation for Defined Benefit Plan. If an Employee is also a Participant in one or more defined benefit plans maintained by the Employer (or an Employee was a Participant in any defined benefit plan previously maintained by an Employer), the sum of such Employee's Defined Benefit Plan Fraction and Defined Contribution Plan Fraction (as determined pursuant to Code Section 415(e)) for any Limitation Year may not exceed 1.0.

               In the event that the sum of an Employee's Defined Contribution Plan and Defined Benefit Plan Fractions would otherwise exceed 1.0 for any Limitation Year, the benefit accrual which would otherwise be made under all applicable defined benefit plans for such Employee shall be considered not to have accrued, to the extent necessary, so that the sum of such fractions does not exceed 1.0. If after all such adjustments the sum of the fractions would still exceed 1.0, then the annual addition which would otherwise be made with respect to such Employee shall be reduced in this Plan pursuant to Section 7.4 and finally under any applicable defined contribution plan to the extent necessary so that the sum does not exceed 1.0.

                                          ARTICLE VIII
                                           TRUST FUND

               8.1 Plan Assets. Avondale Industries, Inc. and the Trustee have entered into a Trust Agreement, which agreement provides for the establishment of a single Trust for the purpose of holding and administering all amounts contributed to Accounts under the Plan. All contributions, and the earnings on such amounts, shall be delivered to the Trustee and held and administered pursuant to the provisions of the Plan and the Trust Agreement.

               8.2 Separate Accounts. A separate Employee-Deferral Account and Employer Contribution Account and Rollover
          Contribution Account shall be maintained by the Trustee or a recordkeeping agent appointed by the Plan Administrator for each Participant.

               8.3 Valuation. The fair market value of the assets comprising the Trust shall be determined as of each Valuation Date, in accordance with generally-accepted valuation methods and accounting practices.

               As of each Valuation Date, the value of each Account shall be adjusted to reflect the effect on each sub-account of any change in the value of each Investment Fund since the preceding Valuation Date, as well as the effect of any deposits, withdrawals, distributions, or other transactions occurring since the last Valuation Date. The Committee shall provide to each Participant, Beneficiary and alternate payee as of the end of each calendar quarter a statement of the value of each Account in which such person has an interest.

               8.4   Investment Funds.

                     (a)The Committee shall determine what investment funds to offer under the Plan and may, from time to time, change the investment funds offered hereunder. As of the Effective Date of this Plan, the investment funds are Merrill Lynch Retirement Preservation Trust, Merrill Lynch Capital Fund, Merrill Lynch Corporate Bond Fund Investment Grade, AIM Constellation Fund, AIM Value Fund, and Templeton Growth Fund.

                     (b)As of each Valuation Date, the Trustee shall perform a valuation of each Investment Fund in order to determine the value of each Investment Fund and to reconcile the Investment Funds from the prior Valuation Date. Such valuation shall recognize any appreciation or depreciation in the fair market value of all securities or other property held by each respective Investment Fund, any cash and accrued earnings and shall take into account any accrued expenses and proper charges against the Investment Fund as of such Valuation Date.

               8.5   Investment of Contributions.

                     (a)A Participant may direct that his Employee-Deferral Contributions, Employer Contributions and Rollover Contributions, if any, be allocated to one or more of the Investment Funds then available, in multiples of one percent (1%), by providing voice consent after such Participant has accessed a voice response system by entering his personal identification number in accordance with limitations reasonably determined by the Committee, or in writing on a form acceptable to the Committee. The total of all such allocations shall equal one hundred percent of the Participant's interest in his Accounts. The Committee will provide, upon Participant's request, a written confirmation of his written investment instructions.

                     (b)If no investment direction exists the Participant's affected interest shall automatically be invested in a short term income fund until adequate instructions are received through a voice response system or in writing on an acceptable form; provided that such investment will not result in violation of ERISA.

                     (c)Each Participant must consent to the allocation of his contributions among the Investment Funds. Such direction shall continue in effect until such time as the Participant consents to a different allocation. The investment of future contributions may be changed daily, provided such change is received by the Committee within such time period preceding the effective date as shall be prescribed by the Committee.

               8.6   Transfer of Amounts Among Investment Funds

                     (a)A Participant may elect to transfer amounts from one Investment Fund to another in increments of one percent (1%). Any such change shall be by providing voice consent after the Participant has accessed a voice response system by entering his personal identification number, or in writing on a form acceptable to the Committee. Such election shall be effective on the business day transacted if requested via the voice response system before 3 p.m. Eastern Standard Time or as soon as administratively feasible if requested on a written form. Transfers out of an investment fund can be processed in terms of dollars, shares, or percentages. Dollar and percent transfers will be converted into shares, traded based on the previous night's price, and processed based on the current night's price.

                     (b)In the event an acceptable form is not received by the Committee for all or any portion of a Participant's Accounts, the current investment direction shall continue in effect until adequate instructions are received through a voice response system or in writing on an acceptable form.

                     (c)The timing and frequency of transfers among investment options may be further restricted if such restrictions are required by the institution handling or providing the investment fund.

               8.7 Liability for Investment Decisions. This Plan is intended to constitute a plan described in Section 404(c) of ERISA, and Title 29 of the Code of Federal Regulations Section 2550.404c-1. Fiduciaries of the Plan may be relieved of liability for any losses which are the direct and necessary result of investment instructions given by each Participant or Beneficiary. Neither the Employer, the Trustee nor the Committee shall be responsible for any loss which may result from a Participant's exercise of control over the investment of his Accounts.

               Each Participant shall have exclusive responsibility for and control over the investment of amounts allocated to his Accounts. Neither the Employers, the Trustee nor the Committee shall have any duty, responsibility or right to question a Participant's investment directions or to advise a Participant with respect to the investment of his accounts.

               The Committee will be obligated to follow the Participant's investment directions except when the instructions:

                     (a)are not in accordance with this Plan document and instruments governing this Plan insofar as such documents and instruments are consistent with the provisions of Title I of ERISA;

                     (b)would result in a prohibited transaction described in ERISA section 406 or Code section 4975 that is not otherwise exempted by statute or regulation;

                     (c)would generate income that would be taxable to this Plan;

                     (d)would cause a fiduciary to maintain the indicia of ownership of any assets of the Plan outside the jurisdiction of the district courts of the United States other than as permitted by section 404(b) of ERISA and related regulations;

                     (e)would jeopardize the Plan's tax qualified status under the Code; or

                     (f)could result in a loss in excess of the Account balance.

               8.8 Accounting Procedures. The Committee shall establish such equitable accounting procedures as may be required to make
          (a) allocations, (b) valuations, and (c) adjustments to Partici-pants' accounts in accordance with the provisions of the Plan. The Plan Administrator may modify its accounting procedures, from time to time, for the purpose of achieving equitable and non-discriminatory allocations.


                                           ARTICLE IX
                                            BENEFITS

               9.1 Normal Retirement Date. The Normal Retirement Date shall be the later of (a) the Participant's Normal Retirement Age or (b) the first day of the month coincident with or next following a Participant's fourth anniversary of commencement of participation in the Plan. Any Participant who remains an Employee beyond Normal Retirement Date, or becomes a Participant after such date, shall participate in the contributions and benefits of the Plan in the same manner as any other Participant.

               9.2 Disability Retirement Date. Any Participant who has incurred a Disability, as determined by the Committee, may retire on a Disability Retirement Date by making written application to the Committee specifying a Disability Retirement Date which is the first day of a month not more than 90 days following the date of the filing of the application. Former Employees shall not be eligible for Disability Retirement unless the Disability was determined to have occurred during the course of such former Employee's employment with the Employer. Subject to Section 12.6 the determination of the Committee as to whether a Participant has a Disability and the date of such Disability shall be final, binding and conclusive.

               9.3 Nonalienation of Benefits. Except with respect to federal income tax withholding and federal tax levies, benefits payable under this Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, including any such liability which is for alimony or other payments for the support of a spouse or former spouse or for any other relative of the Employee, prior to actually being received by the person entitled to the benefit under the terms of the Plan; and any attempt to anticipate, alienate, sell, transfer, assign, pledge, encumber, charge or otherwise dispose of any right to benefits payable hereunder, shall be void. The Trust Fund shall not in any manner be liable for, or subject to, the debts, contracts, liabilities, engagements or torts of any person entitled to benefits hereunder.

               Notwithstanding the above, the Committee shall direct the Trustee to comply with a qualified domestic relations order described in Section 9.4.

               9.4 Qualified Domestic Relations Order. All rights and benefits, including election rights, provided to Participants pursuant to this Plan, are subject to the rights afforded to any "alternate payee" pursuant to a "qualified domestic relations order," as those terms are defined below.

               Payment to an "alternate payee" pursuant to a "qualified domestic relations order" shall be made at such time as determined pursuant to the qualified domestic relations order, based on the value of the alternate payee's interest in the account as of the Valuation Date preceding the date the payment is made. No payment to an alternate payee can be made later than when the Participant's benefit is paid to him as a result of his termination of employment. If the Participant has a loan as an investment of his account, such Participant will continue to be responsible for the entire loan. The Plan Administrator is authorized to establish any additional rules necessary to determine the rights of alternate payees under qualified domestic relations orders.

               Pursuant to the provisions of Section 414(p) of the Code, a "qualified domestic relations order" shall mean a judgment, decree or order (including approval of a property settlement agreement) made pursuant to a state domestic relations law (including a community property law) that relates to the provision of child support, alimony payments, or marital property rights to a spouse, former spouse, child or other dependent of a Participant ("alternate payee") and which:

                     (a)creates or recognizes the existence of an alternate payee's right to, or assigns to an alternate payee the right to, receive all or a portion of the benefits payable to a Participant under this Plan; and

                     (b)specifies (i) the name and last known mailing address (if any) of the Participant and each alternate payee covered by the order, (ii) the amount or percentage of the Participant's benefits under the Plan to be paid to each such alternate payee, or the manner in which such amount or percentage is to be determined and, (iii) the number of payments or the period to which the order applies; and

                     (c)does not require this Plan to:

                          (i)provide any type or form of benefit, or any option, not otherwise provided hereunder;

                          (ii)pay any benefits to any alternate payee prior to the earlier of:

                                (A)the earliest date benefits are payable hereunder to a Participant, or

                                (B)the later of the date the Participant attains age 50 or the earliest date on which the Participant could obtain a distribution under the Plan if the Participant terminated employment;

                          (iii)pay any benefits which are not vested under the Plan;

                          (iv)provide increased benefits; or

                          (v)pay benefits to an alternate payee which are required to be paid to another alternate payee under a prior qualified domestic relations order.

               Upon receipt of any judgment, decree or order (including approval of a property settlement agreement) relating to the provision of payment by the Plan to an alternate payee pursuant to a state domestic relations law, the Committee shall promptly notify the affected Participant and any person identified in the document as an alternate payee of the receipt of such judgment, decree order and shall notify the affected Participant and any such designated alternate payee of the Committee's procedure for determining whether or not the judgment, decree or order is a qualified domestic relations order.

               The Committee shall establish procedures to determine the status of a judgment, decree or order as a qualified domestic relations order and to administer Plan distributions in accordance with any such qualified domestic relations order. Such procedures shall be in writing, shall include provisions specifying the notification requirements enumerated in the preceding paragraph, shall permit an alternate payee to designate a representative for receipt of communications from the Committee, and shall include such other provisions as the

          Committee shall determine, including such provisions required under Treasury Regulations.

               In the event that the Committee is informed in writing of a claim by a person (a "Claimant") that may result in the rendering of a qualified domestic relations order with respect to a Participant's Accounts in the Plan, the Committee is authorized to suspend any payments from those Accounts until receipt of a judgment, decree or order setting forth the rights of Claimant as an alternate payee, or upon receipt of an order or written release by the Claimant evidencing that the Claimant has no further claim to the Participant's interest in the Plan.

               If the judgment, decree or order is determined to be a qualified domestic relations order within the 18-month period following the receipt by the Committee of the qualified domestic relations order, then payment of the amount shall be paid to the appropriate alternate payee at the time and in the form specified in such order. If such a determination is not made within the 18-month period, the amount shall be returned to the Participant's Accounts under the Plan and shall be paid at the time and in the manner provided under the Plan as if no order, judgment or decree had been received by the Committee.


                                           ARTICLE X
                                      PAYMENT OF BENEFITS

               10.1 Time of Payment. A Participant shall be eligible to receive a distribution of his Vested Interest when he has had a Service Termination Date.

               Such a Participant shall be entitled to receive his Vested Interest at any time, provided that payment cannot be made sooner than 30 days following his Service Termination Date and no later than the later of the Participant's Normal Retirement Age or his Service Termination Date. A distribution is based upon the value of the Participant's Vested Interest as of the Valuation Date coincident with or immediately preceding the date of distribution.

               The foregoing notwithstanding:

                     (a)If the value of a Participant's Vested Interest is less than $3,500, the Vested Interest will be distributed as soon as administratively practicable following the Service Termination Date;

                     (b)If the value of a Participant's Vested Interest is greater than $3,500, the Participant must consent to the distribution;

                     (c)Notwithstanding (b) above, if an Employee is employed on the March 31 following the year in which he attains age 70 1/2, the payment of his Vested Interest shall be made no later than that date.

               In no event shall a distribution occur while a Participant remains in the employ of an Employer, except in the event of a withdrawal by reason of Financial Hardship or after age 59 1/2, as described in Sections 11.1 and 11.2, below.

               The distribution rules that apply to an "alternate payee" pursuant to a "qualified domestic relations order" are stated in
          Section 9.4 herein.

               10.2 Death Benefit. If a Participant dies with a balance in his Accounts, the interest of such Participant shall be distributed to the Participant's Beneficiary in a single-sum payment as soon as administratively practicable after 90 days from the Participant's death.

               10.3 Form of Distribution. Distributions shall be made in a single-sum payment.

               10.4   Temporary Non-Payment of Benefits.

                     (a)Unless the Participant elects otherwise in writing, the payment of his Vested Interest shall commence no later than the sixtieth (60th) day after the close of the Plan Year in which the last of the following occurs:

                          (i)the Participant achieves Normal Retirement
          Age, or

                          (ii)the Participant terminates his service with the Employer, whichever is the latest.

                     (b)If a Participant or Beneficiary fails to furnish information reasonably requested by the Committee which is necessary to determine whether such Participant or Beneficiary has satisfied all requirements for payment of benefits, the Committee shall delay payment of benefits until the requested information is furnished and shall make reasonable efforts to obtain such information.

               10.5 Direct Rollover Rules. Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Article, the Distributee may elect, at the time and in the manner prescribed by the Committee, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover. Definitions are as follows:

                     (a)The term Eligible Rollover Distribution means any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated beneficiary, or for a specified period of ten years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities).

                     (b)An Eligible Retirement Plan includes an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving spouse, an eligible retirement plan is an individual retirement account or individual retirement annuity.

                     (c)The term Distributee includes an employee or former employee. In addition, the employee's or former employee's surviving spouse and the employee's or former employee's spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

                     (d)The term Direct Rollover means a payment by the plan to the eligible retirement plan specified by the Distributee.

               10.6 Notice. The notice required by section 1.411(a)-11(c) of the Income Tax Regulations must be provided to a Participant no less than 30 days and no more than 90 days before the date of distribution. The notice explains a Participant's right to defer receipt of the distribution if his Vested Interest exceeds
          $3,500. A Participant will also receive an explanation of his distribution options no less than 30 days and no more than 90 days before the date of distribution. The distribution may commence no less than 30 days after the notice required under section 1.411(a)-11(c) of the Income Tax Regulations is given, provided that:

                     (a)the Committee clearly informs the Participant that the Participant has a right to a period of at least 30 days after receiving the notice to consider the decision of whether or not to elect a distribution, and

                     (b)the Participant, after receiving the notice, affirmatively elects a distribution.


                                           ARTICLE XI
                               IN-SERVICE DISTRIBUTION AND LOANS

               11.1 Distribution after Attaining Age 59 1/2. A Participant who is still an Employee and has attained age 59 1/2 shall be entitled to make withdrawal(s) from his Employee-Deferral Account, Rollover Account and the vested portion of the Participant's Employer Contribution Account by notifying the Committee.

               11.2 Financial Hardship. Prior to a Participant's termination of employment or age 59 1/2 he may apply to the Committee for a withdrawal of funds held in his Rollover Contribution Account and Employee-Deferral Account on account of a Financial Hardship. The total of such withdrawals from a Participant's Employee-Deferral Account shall not exceed the total of his Employee-Deferral Contributions. The withdrawal shall be made only under the following conditions:

                     (a)The withdrawal may be made only to meet one of the following needs:

                          (i)Medical expenses described in Code Section 213(d), incurred by the Participant, the Participant's spouse, or any dependent (as defined in Code Section 152) of the Participant;

                          (ii)Purchase (excluding mortgage payments) of a principal residence for the Participant;

                          (iii)Payment for all or a portion of the next twelve (12) months of post-secondary education for the Participant, his spouse, children, or dependents;

                          (iv)To prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                          (v)Any other need permitted under Code Section 401(k) and the regulations issued thereunder and authorized by the Committee.

                     (b)The Participant provides to the Committee a letter containing the following:

                          (i)A statement of the amount needed and the purpose for which it is needed;

                          (ii)A representation that the expense will not be paid for by insurance or other source specific to the expense, that the Participant and his spouse (and the Participant's minor child, if the expense is for the child's benefit) have no assets he can liquidate to pay for the expense without creating a new hardship, and that ceasing Employee Deferrals will not suffice to satisfy the needs;

                          (iii)A representation that the Participant has not been able to borrow from commercial sources on reasonable commercial terms in an amount sufficient to satisfy the need; and

                          (iv)A promise that the funds will be used only for the specified purpose.

                     (c)The withdrawal cannot exceed the amount necessary to satisfy the need described at paragraph (a), plus any amounts necessary to pay federal or state income taxes or penalties reasonably anticipated to result from the distribution.

                     (d)The Participant has obtained all distributions, other than hardship distributions, and all non-taxable loans currently available under all "plans" (as contemplated by U.S. Treasury Regulation Section 1.401(k)-1(d)(2)(iii)), maintained by the Employer.

                     (e)The Participant shall not be allowed to make

          Employee-Deferral Contributions until the Entry Date next following the 12-month anniversary of the withdrawal.

                     (f)The Participant's limit on Employee-Deferral Contributions in the year immediately following the year of the withdrawal shall be the limit under Section 3.4 for that year, less the amount of the Participant's Employee-Deferral Contributions made in the year of the hardship withdrawal.
               11.3 Loans to Participant. A Participant who is an Employee may make a loan from the Plan, subject to the following rules and limitations:

                     (a)The total amount of a Participant's loan when added to the outstanding balance of all the Participant's prior loans from the Plan during the one year period ending the day before the loan is made shall not exceed $50,000, nor shall the total amount of the loan when added to the outstanding balance of the Participant's loans under the Plan exceed one-half the Participant's Vested Interest under the Plan. Amounts set aside for an alternate payee shall not be included. The Plan Administrator can establish uniform nondiscriminatory policies further limiting the amount or frequency of Employee loans.

                     (b)Each loan shall be deemed an investment of the account of the Participant receiving the loan. Loan disbursements shall be pro rated across all funds.

                     (c)Each loan shall bear a reasonable rate of interest as determined by the Trustee.

                     (d)A Participant can have no more than two (2) loans outstanding at anytime if a Participant makes a final payment on one of two outstanding loans, a new loan can be obtained after a 30-day delay following that final payment.

                     (e)Each loan may not be less than $1,000.

                     (f)The Plan Administrator shall provide each loan applicant with a clear statement of the charges with respect to each loan transaction. Such statement shall include the dollar amount and annual interest rate or the finance charge.

                     (g)The term of a loan shall be determined by the Participant but shall not be less than 12 months or exceed five years.

                     (h)A loan made pursuant to this Article XI shall be repaid in accordance with a schedule established by the Committee which schedule shall call for payments of interest and amortized payments of principal over the term of the loan.

                     (i)Each loan shall be evidenced by the Participant's promissory note for the amount of the loan, including interest, payable to the order of the Trust, and each loan shall be secured by collateral. The collateral shall consist of the assignment of the Participant's right, title and interest in the Participant's Vested Interest in the Trust.

                     (j)During paid employment each loan shall be repaid by withholding from the Participant's pay. Upon termination of employment, the Participant has 90 days to pay the loan in full. If the Participant terminates employment and receives an immediate lump sum distribution, any promissory note held by the Plan for his account shall be distributed to him. While on an unpaid leave, the Participant shall pay to the Trustee all amounts due on the repayment frequency on which the loan is amortized. Payments must be made by certified or bank check. Except as provided in this Paragraph, the failure to make timely payment of any one payment causes the full amount of the note to become due, and if permitted by law the note shall be distributed to the Participant.

                     (k)Repayments shall be credited to the Participant's accounts out of which the loan was made, and allocated among the Investment Funds pursuant to the Participant's most recent allocation election.


                                          ARTICLE XII
                                         ADMINISTRATION

               12.1 Board of Directors. The Board of Directors shall have the following duties and responsibilities in connection with the administration of the Plan:

                     (a)making decisions with respect to contributions to the Plan;

                     (b)making decisions with respect to amending or terminating the Plan;

                     (c)making decisions with respect to the selection, retention and removal of the Trustee and the members of the Committee;

                     (d)periodically reviewing the performance of the Trustee and the members of the Committee; and

                     (e)performing such additional duties as are imposed by law.

               The Board of Directors will have all powers and authority necessary or appropriate to carry out its duties and responsibilities with respect to the administration of the Plan. The Board of Directors may by written resolution allocate its duties and responsibilities to one or more of its members or delegate such duties and responsibilities to any other persons, provided, however, that any such allocation or delegation shall be terminable upon such notice as the Board of Directors deems reasonable and prudent under the circumstances.

               12.2 401(k) Administrative Committee. The 401(k) Administrative Committee (the "Committee") shall administer the Plan and is designated as the "administrator" within the meaning of Section 3(16) of ERISA. The Committee shall have not less than three nor more than five members, who shall be appointed by the Board of Directors and who may be removed by the Board of Directors at any time with or without cause. A Committee member may resign at any time by filing his written resignation with the Board of Directors.

               All members of the Committee are designated as agents of the Plan for the service of legal process.

               The Company will notify the Trustee in writing of each Committee member's appointment, and the Trustee may assume such appointment continues in effect until written notice to the contrary is given by the Company.
               12.3 Committee's Duties and Responsibilities. The Committee shall have the following duties and responsibilities in connection with the administration of the Plan:

                     (a)interpreting and construing the provisions of the Plan;

                     (b)determining all questions of eligibility to participate, eligibility for benefits, the allocation of contributions, and the status and rights of Participants, Beneficiaries and alternate payees;

                     (c)complying with the reporting and disclosure requirements established by ERISA;

                     (d)determining and deciding any dispute arising under the Plan and administering the Plan's claims procedures;

                     (e)directing the Trustee concerning all payments to be made out of the Trust in accordance with the provisions of the Plan;

                     (f)establishing procedures for withholding of federal income tax from distributions;

                     (g)establishing procedures to prevent the Plan from engaging in transactions described in Section 406 of ERISA and transactions described in Section 4975(c) of the Code;

                     (h)establishing equitable accounting methods and designating additional Valuation Dates;

                     (i)communicating with Participants, Beneficiaries and alternate payee;

                     (j)reviewing the investment performance of the Trustee;

                     (k)reviewing the performance of any advisors appointed by the Committee;

                     (l)selecting and reviewing selected investment funds;

                     (m)making recommendations to the Board of Directors with respect to the amendment or termination of the Plan; and

                     (n)keeping minutes to record its proceedings, acts and decisions pertaining to the administration of the Plan.

               12.4 Committee's Powers. The Committee will have all powers and authority necessary or appropriate to carry out its duties and responsibilities with respect to the operation and administration of the Plan. It shall interpret and apply all provisions of the Plan and may supply any omission or reconcile any inconsistency or ambiguity in such manner as it deems advisable, including the adoption of interpretative memoranda. All determinations and any actions of the Committee will be conclusive and binding upon all persons, except as otherwise provided herein or by law; provided, however, that the Committee may revoke or modify a determination or action previously made in error. The Committee shall exercise all powers and authority given to it in a nondiscriminatory manner, and will apply uniform administrative rules of general application in order to assure similar treatment to persons in similar circumstances.

               The Committee may delegate to any such agent or any sub-committee or member of the Committee its authority to perform any duty or responsibility specified in Section 12.3, including those matters involving the exercise of discretion, provided that such delegation shall be subject to revocation at any time at the discretion of the Committee. Any member of the Committee, any sub-committee or agent to whom the Committee delegates any authority, and any other person or group of persons, may serve in more than one fiduciary capacity (including service as both Committee member and Trustee) with respect to the Plan.

               Any action or decision concurred in by a majority of the Committee members, either at a meeting or in writing without a meeting, will constitute an action or decision of the Committee. The Committee may adopt and amend such rules for the conduct of its business and administration of the Plan as it deems advisable.

               12.5 Chairman of the Committee. The Committee shall elect any Committee member to serve as Chairman, and may remove him at any time. The Chairman, or a majority of the Committee members then in office, will have the authority to execute all instruments or memoranda necessary or appropriate to carry out the actions and decisions of the Committee; and any person may rely upon any instrument or memoranda so executed as evidence of the Committee's action or decision indicated thereby.

               12.6   Claims Review Procedure.  If a Participant
          (Beneficiary or alternate payee) believes a benefit or distribution is due under the Plan, he may request the distribution of such benefit, in writing, on forms acceptable to the Committee. At such time, the Participant (or Beneficiary) will be given the information and materials necessary to complete any request for the distribution of a benefit.

               If the request for distribution is disputed or denied, the following action shall be taken:

                     (a)First, the Participant (or Beneficiary) will be notified, in writing, of the dispute or denial as soon as possible (but no later than 90 days) after receipt of the request for a distribution. The notice will set forth the specific reasons for the denial, including any relevant provisions of the

          Plan. The notice will also explain the claims review procedure of the Plan.

                     (b)Second, the Participant (or Beneficiary) shall be entitled to a full review of his request for a distribution. A Participant (or Beneficiary) desiring a review of the dispute or denial must request such a review, in writing, no later than 60 days after notification of the dispute or denial is received. During the review, the Participant (or Beneficiary) may be represented and will have the right to inspect all documents pertaining to the dispute or denial. Any such review may include a hearing for the Participant or his designated representative.

                     (c)The Committee shall render its decision within 60 days after receipt of the request for the review. In the event special circumstances require an extension of time, the Committee shall notify the Participant (or Beneficiary), and the decision will be rendered no later than 120 days after the receipt of the request. The decision of the Committee shall be in writing. The decision shall include specific reasons for the action taken and specific references to the Plan provisions on which the decision is based.

               12.7 Information from Participants, Beneficiaries and Alternate Payees. Each Participant, Beneficiary and alternate payee shall be required to furnish to the Committee, in the form prescribed by it, such personal data, affidavits, authorization to obtain information, and other information as the Committee may deem appropriate for the proper administration of the Plan.

               12.8 Actions. Any action taken by the Plan Administrator or Committee on matters within its discretion shall be final and binding on the parties and on all Participants, Beneficiaries or other persons claiming any right or benefit under the Plan, in the Trust, or in the administration of the Plan.

               All decisions of the Plan Administrator or Committee shall be uniform and made in a nondiscriminatory manner.

               12.9 Bond. The Company shall purchase a bond for the Plan Administrator or Committee and any other fiduciaries of the Plan in accordance with the requirements of the Code and ERISA.

               12.10 Indemnification. The Company shall defend and indemnify to the full extent permitted by law (including ERISA), which indemnification shall include, but not be limited to, attorney's fees and any tax imposed as a result of a claim asserted by any person, persons or entity (including a governmental entity), any individual serving as a member of the Committee made or threatened to be made a part to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such individual is or was a member of the Committee.


                                          ARTICLE XIII
                                     AMENDMENT OF THE PLAN

               13.1 Right to Amend or Suspend Contributions. Subject to the provisions of Section 13.3, the Board of Directors reserves the right to amend the Plan or Trust or suspend contributions to the Plan, in whole or in part, at any time and for any reason without the consent of any Participating Employer, Participant, Beneficiary, or alternate payee. Each amendment of the Plan shall be in writing, executed by order of the Board of Directors and shall be effective on the date specified therein. Notice of any amendment, modification or suspension of contributions to the Plan shall be given by the Board of Directors to the Committee, the Trustee, and to all Participating Employers.

               13.2 Amendment by Committee. Notwithstanding Section 13.1 the Committee may adopt any amendment which may be necessary or appropriate to facilitate the administration, management and interpretation of the Plan or to conform the Plan thereto, or to qualify or maintain the Plan and Trust as a plan and trust meeting the requirements of Sections 401(a), 501(a), 401(k) and 401(m) of the Code or any other applicable section of law and the Regulations issued thereunder, provided said amendment does not have any material effect on the currently estimated cost to the Employer maintaining the Plan. Such amendment shall be in writing, executed by a majority of the Committee members and shall be effective on the date specified therein. Notice of any amendment by the Committee shall be given to the Board of Directors, the Trustee and to all Participating Employers within a reasonable time.

               13.3   Restriction on Amendment.  No amendment under Sections
          13.1 or 13.2 shall:

                     (a)authorize or permit any part of the Plan assets (other than such part as is required to pay taxes, if any, and administrative expenses as provided in Section 16.16) to be used for or diverted to purposes other than for the exclusive benefit of the Participants and that Beneficiaries and alternate payees under the Plan prior to the satisfaction of all liabilities of the Plan; and

                     (b)deprive a Participant of his nonforfeitable right to benefits accrued as of the date of such amendment. If the vesting schedule of the Plan is amended in such a way that an Employee might in any Plan Year have less vesting credit under the new schedule than under the schedule prior to the amendment, each Employee with at least three Years of Service may elect to have his nonforfeitable percentage computed without regard to such amendment. The period during which such election may be made shall commence with the date the amendment is adopted and shall end on the later of (i) sixty days after the amendment is adopted, (ii) sixty days after the amendment becomes effective, or (iii) sixty days after the Employee or Participant is provided with written notice of the amendment.

               13.4 Retroactivity. Any amendment or modification of any provisions of the Plan may be made retroactively if necessary or appropriate to qualify or maintain the Plan or the Trust as a plan and trust meeting the requirements of Section 401(a), 501(a), 401(k), or 401(m) of the Code or any other applicable section of law (including ERISA) and the Regulations issued thereunder.

               13.5 Merger. The Plan may be merged or consolidated with, or its assets and liabilities may be transferred to any other plan only if the benefits which would be received by a Participant in the event of a termination of the Plan immediately after such transfer, merger or consolidation are at least equal to the benefit such Participant would have received if the Plan had terminated immediately prior to the transfer, merger or consolidation.


                                          ARTICLE XIV
                                    TERMINATION OF THE PLAN

               14.1 Events Constituting Termination. It is expressly declared to be the desire and intention of each Participating Employer to continue the Plan in existence for an indefinite period of time. However, circumstances not now anticipated or foreseeable may arise in the future, as a result of which a Participating Employer may deem it impractical or unwise to continue the Plan established hereunder, and each Participating Employer therefore reserves the right to terminate the Plan at any time insofar as it affects its Employees. Any Participating Employer may terminate its participation in the Plan by action of its board of directors. Such termination shall be evidenced by an instrument of termination executed by an officer of the Participating Employer pursuant to authorization by its board of directors and shall be delivered to the Board of Directors, the Committee and to each other Participating Employer. To the maximum extent permitted by ERISA, the termination of the Plan as to any Participating Employer shall not in any way affect any other Participating Employer's participation in the Plan.

               With respect to any Participating Employer which has adopted the Plan, its adjudication of bankruptcy or insolvency by any court of competent jurisdiction, its making of a general assignment for the benefit of creditors, its dissolution, merger, consolidation, other reorganization or discontinuance of business, unless coverage for its Employees under the Plan is continued by a successor company, or its complete discontinuance of contributions, shall operate to terminate the Plan with respect to such Participating Employer.

               The Committee may require any Participating Employer to withdraw from the Plan for failure of the Participating Employer to make proper contributions or to comply with any other provision of the Plan.

               14.2 Partial Termination. Upon the withdrawal of one or more Participating Employers or upon the termination of active participation of a group of Employees, the Committee shall determine, upon the advice of counsel to the Plan and under applicable law, whether a partial termination has occurred with respect to a group of Participants.

               14.3 Disposition of Accounts After a Termination. Upon termination or partial termination of the Plan or upon complete discontinuance of contributions, the Accounts of all affected Participants shall become fully vested and nonforfeitable. Upon the termination or partial termination or upon complete discontinuance of contributions, the Committee shall continue to administer the Plan, the Trustee shall continue to administer the Trust Fund, and all payments to Participants shall continue in accordance with the provisions of Article X; provided, however, that in the event of a partial termination the Committee may direct the Trustee to segregate the assets attributable to the Accounts of the affected Participants and apply such segregated assets for the benefit of such Participants.

               After a Plan termination, the assets of the Plan shall be distributed to the Participants (and others for whose benefits accounts are then maintained) at such time as the Committee determines. No distribution shall be made of Employee-Deferral Account balances as a result of a termination of the Plan unless the Plan is terminated without the establishment or maintenance of another defined contribution plan, as provided in Code Sections 401(k)(2)(B)(i)(II) and 401(k)(10)(A)(i).

               Notwithstanding the foregoing paragraph, upon or after the termination of the Plan, the Board of Directors shall have the power to terminate the Trust.

               14.4 Internal Revenue Service Approval for Distribution. In the event that the Committee applies to the Internal Revenue Service for a determination that the termination of the Plan does not disqualify it, no person shall have any right or claim to any assets of the Trust Fund before the Internal Revenue Service shall determine that the Plan is qualified through the proposed distribution of assets under this Article XIV.

                                           ARTICLE XV
                                 STAND-BY TOP-HEAVY PROVISIONS

               15.1 Top Heavy Plan. The Plan will be considered a Top Heavy Plan for any Plan Year if it is determined to be a Top Heavy Plan as of the last day of the preceding Plan Year. Notwithstanding any other provisions in the Plan, the provisions of this Article XV shall apply and supersede all other provisions in the Plan with respect to a Plan Year for which the Plan is a Top Heavy Plan.

               15.2 Definitions. For purposes of this Article XV and as otherwise used in this Plan, the following terms shall have the meanings set forth below:

                     (a)"Aggregation Group" shall mean the group composed of each qualified retirement plan of a Participating Employer or an Affiliated Company in which a Key Employee is a Participant and each other qualified retirement plan of a Participating Employer or an Affiliated Company which enables a plan of a Participating Employer or an Affiliated Company in which a Key Employee is a Participant to satisfy Sections 401(a)(4) or 410 of the Code. In addition, the Company may choose to treat any other qualified retirement plan as a member of the Aggregation Group if such Aggregation Group will continue to satisfy Sections 401(a)(4) and 410 of the Code with such plan being taken into account.

                     (b)"Key Employee" shall mean a "Key Employee" as defined in Section 416(i)(1) and (5) of the Code or Regulations. For purposes of determining which employee is a Key Employee, compensation shall mean "compensation" as defined in Section 1.415-2(d) of the Regulations but including employer contributions made pursuant to a salary reduction arrangement.

                     (c)This Plan shall be a "Top Heavy Plan" for any Plan Year if, as of the Determination Date (as defined in paragraph
          (d) below), the aggregate of the Accounts under the Plan for Participants who are Key Employees (as defined in paragraph (b), above) exceeds 60% of the aggregate of the Accounts of all Participants or if this Plan is required to be in an Aggregation Group (as defined in paragraph (a), above) which for such Plan Year is a top-heavy group.

                     (d)"Determination Date" means for any Plan Year the last day of the immediately preceding Plan Year.

               15.3 Vesting. If the Plan is a Top Heavy Plan with respect to any Plan Year, the Vested Interest of each Participant who has performed one Hour of Service on or after the date the Plan becomes a Top Heavy Plan shall not be less than the percentage determined in accordance with the following vesting schedule:

                    ---------------------------------------------
                    Years of Service          Vested Interest

                    Less than 2 years               0%
                    2 years but less than 3        20%
                    3 years but less than 4        40%
                    4 years but less than 5	       60%
                    5 years but less than 6	       80%
                    6 years or more		             100%

               15.4 Minimum Contribution. For each Plan Year that the Plan is a Top Heavy Plan, the Employer Contribution (including forfeitures but excluding rollovers pursuant to Section 3.8) allocable to the Accounts of each Participant who has performed an Hour of Service at the end of the Plan Year and who is not a Key Employee, shall not be less than the lesser of (i) 3% of such Participant's compensation, within the meaning of Section 415 of the Code, or (ii) the percentage at which contributions and forfeitures for such Plan Year are made and allocated on behalf of the Key Employee for whom such percentage is the highest.
          Such allocation shall be made for each Participant who is not a Key Employee and who is employed by the Employer through the last payroll period ending within the Plan Year. For the purpose of determining the appropriate percentage under clause (i), all defined contribution plans required to be included in an Aggregation Group shall be treated as one plan. Clause (ii) shall not be applicable if the Plan is required to be included in an Aggregation Group which enables a defined benefit plan also required to be included in said Aggregation Group to satisfy Sections 401(a)(4) or 410 of the Code. Compensation, for purposes of determining a minimum contribution, is Section 415 Compensation.

               15.5 Limitations on Contributions. For each Plan Year that the Plan is a Top Heavy Plan, 1.0 shall be substituted for 1.25 as the multiplicand of the dollar limitation in determining the denominator of the defined benefit plan fraction and of the defined contribution plan fraction for purposes of Section 415(e) of the Code. If, after substituting 90 percent for 60 percent wherever the latter appears in Section 416(g) of the Code, the Plan is not determined to be a Top Heavy Plan, the provisions of this Section 15.5 shall not be applicable if the minimum Employer Contribution (including forfeitures) allocable to the Accounts of any Participant who is not a Key Employee is determined by substituting "4" for "3". If the Participant is a participant in both a defined contribution plan and a defined benefit plan, the benefit from the defined contribution plan minimum shall be comparable to a 3% defined benefit plan benefit.

               15.6 Other Plans. The Committee shall, to the extent permitted by the Code and in accordance with the Regulations, apply the provisions of this Article XV by taking into account the benefits payable and the contributions made under any other plans maintained by a Participating Employer or Affiliated Company which are qualified under Section 401(a) of the Code to prevent inappropriate omissions or required duplication of minimum benefits or contributions by making a comparability analysis to prove that the defined contribution plan is providing a benefit at least equal to the minimum benefit under the defined benefit plan.


                                          ARTICLE XVI
                                       GENERAL PROVISIONS

               16.1 Plan Voluntary. Although it is intended that the Plan shall be continued indefinitely, this Plan is entirely voluntary on the part of the Participating Employers and the continuance of this Plan and the payment of contributions hereunder are not to be regarded as contractual obligations of the Participating Employers. The Plan shall not be deemed to constitute a contract between a Participating Employer and any Employee or to be a consideration for, or an inducement for, the employment of an Employee by an Employer. Nothing contained in the Plan shall be deemed to give any Employee the right to be retained in the service of an Employer or to interfere with the right of an Employer to discharge or to terminate the service of any Employee at any time without regard to the effects such discharge or termination may have on any rights under the Plan.

               16.2 Payments to Minors and Incompetents. If a Participant, Beneficiary or alternate payee entitled to receive any benefits hereunder is a minor or is deemed by the Committee, or is adjudged, to be legally incapable of giving valid receipt and discharge for such benefits, such benefits will be paid to such person or institution as the Committee may designate or to the duly appointed guardian. Such payment shall, to the extent made, be deemed a complete discharge of any liability for such payment under the Plan.

               16.3 Missing Payee. The Committee shall retain the address of each Participant, Beneficiary or alternate payee. Any notice sent to the last address filed with the Plan Administrator or for the last address indicated on an Employer's records will be binding upon a Participant or Beneficiary.

               16.4 Required Information. Each Participant shall file with the Committee such pertinent information concerning himself, his spouse and his Beneficiary as the Committee may specify, and no Participant, or Beneficiary, or other person shall have any rights or be entitled to any benefits under the Plan unless and until such information is filed by or with respect to him.

               16.5 Subject to Trust Agreement. Any and all rights or benefits accruing to any persons under the Plan shall be subject to the terms of the Trust Agreement.

               16.6 Communications to Committee. All elections, designations, requests, notices, instructions, and other communications from an Employee, a Participant, Beneficiary, or alternate payee to the Committee required or permitted under the Plan (i) shall be in such form as is prescribed from time to time by the Committee, (ii) shall be mailed by first-class mail or delivered to such location as shall be specified by the Committee, and (iii) shall be deemed to have been given and delivered only upon actual receipt thereof by the Committee at such location.

               16.7 Communications from Employer or Committee. All notices, statements, reports and other communications from an Employer or the Committee to any Employee, Participant, Beneficiary or alternate payee shall be deemed to have been duly given when delivered to, or when mailed by first-class mail, postage prepaid and addressed to, such Employee, Participant, Beneficiary or alternate payee at his address last appearing on the records of the Committee or Company, or when posted by the Company or the Committee as permitted by law.

               16.8 Action. Except as may be specifically provided herein, any action required or permitted to be taken by an Employer may be taken on behalf of the Employer by any authorized officer of the Employer.

               16.9 Liability for Benefits. Neither the Trustee, the Employers, the Committee nor the Plan Administrator guarantee the Trust from loss or depreciation, nor do they guarantee any payment to any person. The liability of the Trustee, the Employers, the Committee and the Plan Administrator to make any payment is limited to the available assets of the Trust.

               16.10 Named Fiduciary. The "named fiduciaries" of the Plan within the meaning of ERISA Section 403 shall be (a) the Employer, (b) the Plan Administrator, (c) the Trustee, and
          (d) the Committee.

               16.11 Gender. Whenever used in the Plan the masculine gender includes the feminine.

               16.12 Captions. The captions preceding the sections of the Plan have been inserted solely as a matter of convenience and in no way define or limit the scope or intent of any provisions of the Plan.

               16.13 Applicable Law. The Plan and all rights thereunder shall be governed by and construed in accordance with ERISA and the laws of the State of Louisiana.

               16.14 Reversion of Employer Contributions. In no event shall the assets of the Plan revert to the benefit of the Employer. Notwithstanding any provision of the Plan to the contrary, however, all contributions by Employers are conditioned upon the deductibility of such contribution under Code Section
          404. To the extent that a deduction is disallowed for an Employer's contribution, the Trustee shall return the principal amount of such contribution upon the demand of the Employee. Any such demand shall be made within one year following the final determination of the disallowance.

               Further, notwithstanding any provision of the Plan to the contrary, any contribution which is made by the Employer on account of a good faith mistake of fact may be returned to the Employer. The Employer shall notify the Trustee, in writing, of such mistake within one year of the contribution. The Trustee shall return the principal amount of the Employer Contribution as soon as possible, but in any event within 60 days after written notification by the Employer.

               The maximum amount that may be returned to an Employer in the case of a mistake of fact or the disallowance of a deduction is the excess of (a) the amount contributed, over, as relevant,
          (b)(i) the amount that would have been contributed had no mistake of fact occurred, or (ii) the amount that would have been contributed had the contribution been limited to the amount that is deductible after any disallowance by the Internal Revenue Service. Earnings attributable to the excess contribution may not be returned to the Employer, but losses attributable thereto must reduce the amount to be so returned. Furthermore, if the withdrawal of the amount attributable to the mistaken or nondeductible contribution would cause the balance of the individual account of any Participant to be reduced to less than the balance which would have been in the account had the mistaken or nondeductible amount not been contributed, then the amount to be returned to the Employer must be limited so as to avoid such reduction.

               16.15 Expenses. All expenses of administration shall be paid from the Trust unless paid directly by the Employer. The Employer may reimburse the Trust for any administrative expense paid by the Trust; such reimbursement shall not be treated as an Employer Contribution under the terms of the Plan.

               EXECUTED in multiple originals in New Orleans, Louisiana, effective as of the 20th day of December, 1995.
                     			      ----        --------
          WITNESSES:                         AVONDALE INDUSTRIES, INC.

         	/s/ JACKIE H. WALKER                 BY: /s/ THOMAS M. KITCHEN
         	--------------------                  			----------------------
          /s/ BRUCE L. HICKS
	         ------------------
                                             AVONDALE GULFPORT MARINE INC.

          /s/ JACKIE H. WALKER                 BY: /s/ THOMAS M. KITCHEN
	         --------------------			                 ----------------------
          /s/ BRUCE L. HICKS
         	------------------
                                             AVONDALE INDUSTRIES OF
                                                 NEW YORK, INC.

          /s/ JACKIE H. WALKER                 BY: /s/ THOMAS M. KITCHEN
         	--------------------	                  	----------------------
          /s/ BRUCE L. HICKS
         	------------------
                                             AVONDALE SERVICES CORP.

          /s/ JACKIE H. WALKER                 BY: /s/ THOMAS M. KITCHEN
         	--------------------		                 	----------------------
          /s/ BRUCE L. HICKS
	         ------------------
                                             AVONDALE SHIPYARDS OF TEXAS,
                                                 INC.

          /s/ JACKIE H. WALKER                 BY: /s/ THOMAS M. KITCHEN
         	--------------------	                 		----------------------
          /s/ BRUCE L. HICKS
         	------------------
                                             AVONDALE TRANSPORTATION
                                                 COMPANY, INC.

          /s/ JACKIE H. WALKER                 BY: /s/ THOMAS M. KITCHEN
         	--------------------		                 	----------------------
          /s/ BRUCE L. HICKS
	         ------------------
                                             AVONDALE ENTERPRISES, INC.

          /s/ JACKIE H. WALKER                 BY: /s/ THOMAS M. KITCHEN
         	--------------------			                 ----------------------
          /s/ BRUCE L. HICKS
          ------------------
			                             	 AVONDALE CONSTRUCTION MANAGEMENT,INC.

          /s/ JACKIE H. WALKER                 BY: /s/ THOMAS M. KITCHEN
          --------------------		                  ----------------------
          /s/ BRUCE L. HICKS
          ------------------

                                         ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did
              		       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Industries, Inc. for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                            				 ---------------------

                                             Print Name: Thomas M. Kitchen
                                                 							 -----------------

                                             Title: Vice President & CFO
                                          						    --------------------

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 20th DAY
                     			 ----
          OF December, 1995.
	            --------

       	  /s/ RUDOLPH R. RAMELLI
	         ----------------------
              NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
       	  ORLEANS PARISH
       	  LOUISIANA
	         MY COMMISSION IS FOR LIFE

                                         ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came
          and appeared Thomas M. Kitchen, who being by me sworn did
              		       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Gulfport Marine, Inc. for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                          						 ---------------------

                                             Print Name: Thomas M. Kitchen
                                                     			 -----------------

                                             Title: Vice President, Secretary &
                                          						    ---------------------------
                                           						    Treasurer

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 20th DAY
                     			 ----
          OF December, 1995.
	            --------

       	  /s/ RUDOLPH R. RAMELLI
	         ----------------------
              NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
	         LOUISIANA
	         MY COMMISSION IS FOR LIFE

                                         ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did
               	       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Industries of New York, Inc. for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                          						 ---------------------

                                             Print Name: Thomas M. Kitchen
                                                 							 -----------------

                                             Title: Vice President, Treasurer &
                                          						    ---------------------------
						                                               Secretary

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 20th DAY
                     			 ----
          OF December, 1995.
	            --------

       	  /s/ RUDOLPH R. RAMELLI
       	  ----------------------
              NOTARY PUBLIC

          RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
	         LOUISIANA
       	  MY COMMISSION IS FOR LIFE

                                         ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came
          and appeared Thomas M. Kitchen, who being by me sworn did
              		       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Services Corporation for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                            				 ---------------------

                                             Print Name: Thomas M. Kitchen
                                                 							 -----------------

                                             Title: Vice President & Secretary
                                          						    --------------------------

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 20th DAY
                     			 ----
          OF December, 1995.
	            --------

       	  /s/ RUDOLPH R. RAMELLI
	         ----------------------
              NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
       	  ORLEANS PARISH
       	  LOUISIANA
	         MY COMMISSION IS FOR LIFE

                                         ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came
          and appeared Thomas M. Kitchen, who being by me sworn did
              		       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Shipyards of Texas, Inc. for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                                 ---------------------

                                             Print Name: Thomas M. Kitchen
                                                 							 -----------------

                                             Title: Vice President & Secretary
                                          						    --------------------------

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 20th DAY
                      		 ----
          OF December, 1995.
	            --------

       	  /s/ RUDOLPH R. RAMELLI
       	  ----------------------
              NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
       	  NOTARY PUBLIC
	         ORLEANS PARISH
       	  LOUISIANA
       	  MY COMMISSION IS FOR LIFE

                                         ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did
              		       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Transportation Company, Inc. for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                          						 ---------------------

                                             Print Name: Thomas M. Kitchen
                                                 							 -----------------

                                             Title: Vice President & Secretary
                                          						    --------------------------

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 20th DAY
                       	 ----
          OF December, 1995.
	            --------

       	  /s/ RUDOLPH R. RAMELLI
	         ----------------------
              NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
       	  NOTARY PUBLIC
	         ORLEANS PARISH
          LOUISIANA
       	  MY COMMISSION IS FOR LIFE

                                         ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did
              		       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Enterprises, Inc. for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                          						 ---------------------

                                             Print Name: Thomas M. Kitchen
                                                    				 -----------------

                                             Title: Vice President, Secretary &
                                          						    ---------------------------
                                           						    Treasurer

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 20th DAY
                     			 ----
          OF December, 1995.
	            --------

       	  /s/ RUDOLPH R. RAMELLI
	         ----------------------
              NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
	         LOUISIANA
	         MY COMMISSION IS FOR LIFE

                                         ACKNOWLEDGMENT

          STATE OF LOUISIANA

          PARISH OF ORLEANS

               BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen, who being by me sworn did
               	       -----------------
          depose and state that he signed the foregoing Avondale
          Industries, Inc. 401(k) Savings Plan as a free act and deed on behalf of Avondale Construction Management, Inc. for the purposes therein set forth.


                                             BY: /s/ THOMAS M. KITCHEN
                                          						 ---------------------

                                             Print Name: Thomas M. Kitchen
                                                   					 -----------------

                                             Title: Vice President & Secretary
                                          						    --------------------------

          SWORN TO AND SUBSCRIBED
          BEFORE ME THIS 20th DAY
                       	 ----
          OF December, 1995.
	            --------

       	  /s/ RUDOLPH R. RAMELLI
	         ----------------------
              NOTARY PUBLIC

       	  RUDOLPH R. RAMELLI
	         NOTARY PUBLIC
	         ORLEANS PARISH
	         LOUISIANA
       	  MY COMMISSION IS FOR LIFE

                                   AVONDALE INDUSTRIES, INC.
                                             401(k)
                                          SAVINGS PLAN

                                       TABLE OF CONTENTS

          Article                 Contents                   Section

          I.        DEFINITIONS
                      Accounts					1.1
                      Active Participant			1.2
                      Affiliated Company			1.3
                      Beneficiary				1.4
                      Board of Directors			1.5
                      Code					1.6
                      Committee					1.7
                      Company					1.8
                      Compensation				1.9
                        Plan Compensation
                        Section 415 Compensation
                        Total Compensation
                      Disability			       1.10
                      Disability Retirement Date	       1.11
                      Eligible Employee			       1.12
                      Employee				       1.13
                      Employee-Deferral or Employee-Deferral
                        Contribution			       1.14
                      Employee-Deferral Account		       1.15
                      Employee-Deferral Agreement	       1.16
                      Employer				       1.17
                      Employer Contribution		       1.18
                      Employer Contribution Account	       1.19
                      Employer Discretionary Contribution      1.20
                      Entry Date			       1.21
                      ERISA				       1.22
                      Highly Compensated Employee	       1.23
                      Hour of Service			       1.24
                      Matching Contribution		       1.25
                      Non-Highly Compensated Employee	       1.26
                      Non-Participating Employer	       1.27
                      Normal Retirement Date
                        and Normal Retirement Age	       1.28
                      One-Year Break-in-Service	      	       1.29
                      Parental Absence			       1.30
                      Participant			       1.31
                      Participating Employer		       1.32
                      Plan				       1.33
                      Plan Year				       1.34
                      Rollover Contribution Account	       1.35
                      Service Termination Date		       1.36
                      Trust or Trust Agreement		       1.37
                      Trustee				       1.38
                      Trust Fund			       1.39
                      Valuation Date			       1.40
                      Vested Interest			       1.41
                      Year of Service			       1.42

          II.       PARTICIPATION
                      Commencement of Participation		2.1
                      Termination of Participation		2.2
                      Participation Following Reemployment	2.3

          III.      EMPLOYEE-DEFERRALS
          	      Employee-Deferrals			3.1
                      Delivery of Employee-Deferral
                        Contributions				3.2
                      Changes in and Discontinuance of
                        Employee-Deferrals			3.3
                      Dollar Limitation				3.4
                      Return of Excess Deferral Amounts		3.5
                      Non-Discrimination Rules			3.6
                      Return of Excess Contributions		3.7
                      Rollover Contributions			3.8

          IV.       MATCHING CONTRIBUTIONS
                      Matching Contributions			4.1
                      Forfeitures				4.2
                      Delivery of Contributions			4.3
                      Adjustments if Employee-Deferral
                        Contributions Adjusted			4.4
                      Discrimination
                        Test-Matching Contributions		4.5
                      Qualified Matching Contributions, Qualified
                        Nonelective Contributions		4.6

          V.        EMPLOYER DISCRETIONARY CONTRIBUTIONS
                      Employer Discretionary Contributions	5.1
                      Allocation of Employer Discretionary
                        Contributions				5.2
                      Top-Heavy Contributions			5.3

          VI.       VESTING
                      Employee-Deferral Account			6.1
                      Rollover Contribution Account		6.2
                      Employer Contribution Account		6.3
                      Forfeitures				6.4
                      Reemployment Before Break in Service	6.5
                      Reemployment After Break in Service	6.6

          VII.      ALLOCATIONS
                      Allocation of Contributions		7.1
                      Definitions				7.2
                      Annual Additions				7.3
                      Limitation for Other Defined
                        Contribution Plans			7.4
                      Limitation for Defined Benefit Plan	7.5
          VIII.     TRUST FUND
                      Plan Assets				8.1
                      Separate Accounts				8.2
                      Valuation					8.3
                      Investment Funds				8.4
                      Investment of Contributions		8.5
                      Transfer of Amounts Among
                        Investment Funds			8.6
                      Liability for Investment Decisions	8.7
                      Accounting Procedures			8.8

          IX.       BENEFITS
                      Normal Retirement Date			9.1
                      Disability Retirement Date		9.2
                      Nonalienation of Benefits			9.3
                      Qualified Domestic Relations Order	9.4

          X.        PAYMENT OF BENEFITS
                      Time of Payment			       10.1
                      Death Benefit			       10.2
                      Form of Distribution		       10.3
                      Temporary Non-Payment of Benefits	       10.4
                      Direct Rollover Rules		       10.5
                      Notice				       10.6

          XI.       IN-SERVICE DISTRIBUTION AND LOANS
                      Distribution after Attaining
                        Age 59 1/2			       11.1
                      Financial Hardship		       11.2
                      Loans to Participant		       11.3

          XII.      ADMINISTRATION
                      Board of Directors		       12.1
                      401(k) Administrative Committee	       12.2
                      Committee's Duties and Responsibilities  12.3
                      Committee's Powers		       12.4
                      Chairman of the Committee		       12.5
                      Claims Review Procedure		       12.6
                      Information from Participants
                        Beneficiaries and Alternate Payees     12.7
                      Actions				       12.8
                      Bond				       12.9
                      Indemnification			      12.10

          XIII.     AMENDMENT OF THE PLAN
                      Right to Amend or Suspend Contributions  13.1
                      Amendment by Committee		       13.2
                      Restriction on Amendment		       13.3
                      Retroactivity			       13.4
                      Merger				       13.5

          XIV.      TERMINATION OF THE PLAN
                      Events Constituting Termination	       14.1
                      Partial Termination		       14.2
                      Disposition of Accounts After a
                        Termination			       14.3
                      Internal Revenue Service Approval
                        for Distribution		       14.4

          XV.       STAND-BY TOP-HEAVY PROVISIONS
                      Top Heavy Plan			       15.1
                      Definitions			       15.2
                      Vesting				       15.3
                      Minimum Contribution		       15.4
                      Limitation on Contributions	       15.5
                      Other Plans			       15.6

          XVI.      GENERAL PROVISIONS
                      Plan Voluntary			       16.1
                      Payments to Minors and Incompetents      16.2
                      Missing Payee			       16.3

                      Required Information		       16.4
                      Subject to Trust Agreement	       16.5
                      Communications to Committee	       16.6
                      Communications from Employer or
                        Committee			       16.7
                      Action				       16.8
                      Liability for Benefits		       16.9
                      Named Fiduciary			      16.10
                      Gender				      16.11
                      Captions				      16.12
                      Applicable Law			      16.13
                      Reversion of Employer Contributions     16.14
                      Expenses				      16.15

			   TRUST AGREEMENT
			       between

	MERRILL LYNCH TRUST COMPANY           (s/CR) as the Trustee
				   ----------------
	                         and
           Avondale Industries, Inc., as the Employer
           -------------------------

              Trust Agreement entered into as of January l, 1996 by and between the above-named employer (the "Employer") and Merrill Lynch Trust
         Company       (s/CR), a        (s/CR) corporation (the "Trustee"), with
                 ------------    -------------
         respect to a trust ("Trust") forming part of the Avondale Industries, Inc. 401(k) Savings Plan (the "Plan").

         The Empioyer and the Trustee hereby agree as follows:


                	            ARTICLE I

         	 	STATUS OF TRUST AND APPOINTMENT
       		   	    AND ACCEPTANCE OF TRUSTEE

  1.01 Status of Trust. The Trust is intended to be a qualified trust under section 401(a) of the Intemal Revenue Code of 1986, as amended from time to time (the "Code"), and exempt from taxation pursuant to section 501 (a) of the Code.

  1.02 Appointment of Trustee. The Employer represents that all necessary action has been taken for the appointment of the Trustee as trustee of the Trust and that the Trust Agreement constitutes a legal, valid and binding obligation of the Employer.

  1.03 Acceptance of Appointment. The Trustee accepts its appointment as trustee of the Trust.

  1.04 Title of Trust. The Trust shall be known as the Avondale
	 Industries, Inc  401(k) Savinqs Plan Trust.

  1.05 Effectiveness. This Trust Agreement shall not become effective until executed and delivered by both the Employer and the Trustee.


                                ARTICLE II

        	 ADMINISTRATIVE AND INVESTMENT FIDUCIARIES

  2.01 Named Administrative and Investment Fiduciaries For purposes of this Trust Agreement, the term "Named Administrative Fiduciary" refers to the person named or provided for in the Plan as responsible for the administration and operation of the Plan, and the term "Named Investment Fiduciary" refers to the person provided for in the Plan as responsible for the investment and management of Plan assets to the extent provided for in this Trust Agreement. The Named Administrative Fiduciary and the Named Investment Fiduciary may be the same person. If any such person is not named or provided for in the Plan or if so named or provided for, is not then serving, the Employer shall be the Named Administrative Fiduciary or the Named Investment Fiduciary or both, as the case may be.

  2.02 Identification of Named Fiduciaries and Designees. The Named Administrative Fiduciary and the Named Investment Fiduciary under the
	 Plan shall each be identified to the Trustee in writing by the Employer, and specimen signatures of each, or of each member thereof, as appropnate, shall be provided to the Trustee by the Employer. The Employer shall promptly give written notice to the Trustee of a change in the identity either of the Named Administrative Fiduciary or the Named Investment Fiduciary, or any member thereof, as appropnate, and until such notice is received by the Trustee, the Trustee shall be fully protected in assuming that the identity of the Named Administrative Fiduciary or Named Investment Fiduciary, and the members thereof, as appropnate, is unchanged. Each person authorized in accordance with the Plan to give a direction to the Trustee on behalf of the Named Administrative Fiduciary or the Named Investment Fiduciary shall be identified to the Trustee by written notice from the Employer or the Named Administrative Fiduciary or the Named Investment Fiduciary, as the case may be, and such notice shall contain a specimen of the signature. The Trustee shall be entitled to rely upon each such written notice as evidence of the identity and authority of the persons appointed until a written cancellation of the appointment, or the written appointment of a successor, is received by the Trustee from the Employer, the Named Administrative Fiduciary or the Named Investment Fiduciary, as the case may be.


                                ARTICLE III

	                  RECEIPTS AND TRUST FUND

  3.01 Receipt by Trustee. The Trustee shall receive in cash or other assets acceptable to the Trustee all contnbutions paid or delivered to it which are allocable under the Plan and to the Trust and all transfers paid or delivered under the Plan to the Trust from a predecessor trustee or another trust (including a trust forming part of another plan qualified under section 401(a) of the Code), provided that the Trustee shall not be obligated to receive any such contribution or transfer unless prior thereto or coincident therewith, as the Trustee may specify, the Trustee has received such reconciliation, allocation, investment or other information concerning, or such direction, contribution or representation with respect to, the contribution or transfer or the source thereof as the Trustee may require. The Trustee shall have no duty or authority to (a) require any contributions or transfers to be made under the Plan or to the Trustee,
	 (b) compute any amount to be contributed or transferred under the Plan to the Trustee, or (c) determine whether amounts received by the
	 Trustee comply with the Plan.

  3.02 Trust Fund. For purposes of this Trust Agreement, the "Trust
	 Fund" consists of all money and other property received by the Trustee pursuant to Section 3.01 hereof, increased by any income or gains on or increment in such assets and decreased by any investment loss or expense, benefit or disbursement paid pursuant to this Trust Agreement. The Trustee shall hold the Trust Fund, without distinction between principal and income, as a nondiscretionary trustee pursuant to the terms of this Trust Agreement. Assets of the Trust may, in the Trustee's discretion, be held in an account with an affiliate of the

	 Trustee.


                                ARTICLE IV

        	     PAYMENTS, ADMINISTRATIVE DIRECTIONS
                	        AND EXPENSES

  4.01 Payments by Trustee. Payments of money or property from the Trust Fund shall be made by the Trustee upon direction from the Named Administrative Fiduciary or its designee. Payments by the Trustee shall be transmitted to the Named Administrative Fiduciary or its designee for delivery to the proper payees or to payee addresses supplied by the Named Administrative Fiduciary or its designee, and the Trustee's obligation to make such payments shall be satisfied upon such transmittal. The Trustee shall have no obligation to determine the identity of persons entitled to payments under the Plan or their addresses.

  4.02 Named Administrative Fiduciary's Directions. Directions from or on behalf of the Named Administrative Fiduciary or its designee shall be communicated to the Trustee or the Trustee's designee only in a manner and in accordance with procedures acceptable to the Trustee. The Trustee's designee shall not, however, be empowered to implement any such directions except in accordance with procedures acceptable to the Trustee. The Trustee shall have no liability for following any such directions or failing to act in the absence of any such directions. The
  Trustee shall have no liability for the acts or omissions of any person making or failing to make any direction under the Plan or this Trust Agreement nor any duty or obligation to review any such direction, act or omission.

  4.03 Disputed Payments. If a dispute arises over the propriety of the Trustee making any payment from the Trust Fund, the Trustee may withhold the payment until the dispute has been resolved by a court of competent jurisdiction or settled by the parties to the dispute. The Trustee may consult legal counsel and shall be fully protected in acting upon the advice of counsel.

  4.04 Trustee's Compensation and Expenses. If the Employer so elects in a manner satisfactory to the Trustee, the Employer shall
	 (a) pay the Trustee compensation for its services under this Trust Agreement in accordance with the Trustee's fee schedule in effect and applicable at the time such compensation becomes payable, and (b) pay or reimburse the Trustee for all expenses incurred by the Trustee in connection with or relating to the performance of its duties under this
  Trust Agreement or its status as Trustee, including reasonable attorneys fees. If the Employer does not so elect, such compensation and expenses shall be charged against and withdrawn from the Trust Fund as provided below.

  Until paid by the Employer or charged against and withdrawn from the Trust Fund, as the case may be, the Trustee's compensation and expenses shall be a lien upon the Trust Fund. The Trustee is authorized to charge the Trust Fund for and withdraw from the Trust Fund, without direction from the Named Administrative Fiduciary or any other person, the amount of any such fees or expenses which the Employer has not elected to pay and the amount of any such fees or expenses which the Employer has so elected to pay but which remain unpaid for a period of 60 days after presentation of a statement for such amount to the Employer. Trust Fund assets shall be applied to pay such fees and expenses in the following priority by asset category to the extent thereof held at the time of withdrawal in the Trust Fund subfund or account to which the fee or expense is allocated:
	 (i) uninvested cash balances: (ii) shares of any money market fund or funds held in the Trust Fund; and (iii) any other Trust Fund assets. The Trustee is authorized to allocate its fees and expenses among these subfunds or accounts to which the fees or expenses pertains in such manner as the Trustee deems appropnate under the circumstances unless prior to such allocation the Employer or the Named Administrative Fiduciary specifies the manner in which the allocation is to be made. The Trustee is also authorized but not required to sell any shares or other assets referred to above to the extent necessary for the purpose.

  4.05 Taxes. The Trustee is authorized, with or without direction from the Named Administrative Fiduciary or any other person, to withdraw from the Trust Fund and pay any federal, state or local taxes, charges or assessments of any kind levied or assessed against the Trust or assets thereof. Until paid, such taxes shall be a lien against the Trust Fund. The Trustee shall give notice to the Named Administrative
  Fiduciary of its receipt of a demand for any such taxes, charges or assessments. The Trustee shall not be personally liable for any such taxes, charges or assessments.

  4.06 Expenses of Administration. Expenses incurred by the Employer, the Named Administrative Fiduciary, the Named Investment Fiduciary, any Investment Manager designated pursuant to Section 5.02 or any other persons designated to act on behalf of the Employer, the Named Administrative Fiduciary or the Named Investment Fiduciary, including reimbursement for expenses incurred in the performance of their respective duties, shall be the obligation of the Employer or other person specified in the Plan. Such expenses, however, may be paid from the Trust Fund upon the written direction to the Trustee of the Named Administrative Fiduciary.

  4.07 Restriction on Alienation. Except as provided in Section
	 4.08 or under section 401(a)(13) of the Code, the interest of any Plan participant or beneficiary in the Trust Fund shall not be subject to the claims of such person's creditors and may not be assigned, sold, transferred, alienated or encumbered. Any attempt to do so shall be void; and the Trustee shall disregard any attempt. Trust assets shall not in any manner be liable for or subject to debts, contracts, liabilities, engagement or torts of any Plan participant or beneficiary, and benefits shall not be considered an asset of any such a person in the event of the person's insolvency or bankruptcy.

  4.08 Payment on Court Order. The Trustee is authorized to make any payments directed by court order in any action in which the Trustee is a party or pursuant to a "qualified domestic relations order" under
	 section 414(p) of the Code; provlded that the Trustee shall not make such payment if the Trustee is indemnified and held harmless by the Employer in a manner satisfactory to the Trustee against all consequences of such failure to pay. The Trustee is not obligated to defend actions in which the Trustee is named but shall notify the Employer or Named Administrative Fiduciary of any such action and may tender defense of the action to the Employer, the Named Administrative Fiduciary or the participant or beneficiary whose interest is affected. The Trustee may in its discretion defend any action in which the

	 Trustee is named and any expenses, including reasonable attorneys fees, incurred by the Trustee in that connection shall be paid or reimbursed in accordance with Section 4.04 hereof.


                                 ARTICLE V

                  	        INVESTMENTS

  5.01 Investment Management. The Named Investment Fiduciary shall manage the investment of the Trust Fund except insofar as (a) a person
	 (an "Investment Manager") who meets the requirements of section 3(38) of the Employee Retirement Income Security Act of 1974, as amended from time to time ("ERISA"), has authority to manage Trust assets as referred to in Section 5.02 hereof or (b) the Plan provides for participant or beneficiary direction of the investment of assets allocable under the Plan to the accounts of such participants and beneficiaries and the Trustee notifies the Employer that such directions will be acceptable. In the latter situation, a list of the participants and beneficiaries and such information concerning them as the Trustee may specify shall be provided by the Employer or the Named
  Administrative Fiduciary to the Trustee and/or such person(s) as are
	 necessary for the implementation of the directions in accordance with the procedure acceptable to the Trustee. Except as required by ERISA,
	 the Trustee shall invest the Trust Fund as directed by the Named Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be, and the Trustee shall have no discretionary control over, nor any other discretion regarding, the investment or reinvestment of any asset of the Trust. The Trustee may limit the categories of assets in which the Trust Fund may be invested.

  It is understood that the Trustee may, from time to time, have on hand funds which are received as contributions or transfers to the Trust which are awaiting investment or funds from the sale of Trust assets which are awaiting reinvestment. Absent receipt by the Trustee of a direction from the proper person for the investment or reinvestment of such funds or otherwise prior to the application of funds in implementation of such a direction, the Trustee shall in accordance with the Trustee's normal procedures in this regard cause such funds to be invested in shares of the money market fund acceptable to the Trustee as the Employer or Named Investment Fiduciary may in writing to the Trustee specify for this purpose from time to time. Any such fund may be sponsored, managed or distributed by an affiliate of the Trustee. The Employer or the Named Investment Fiduciary, as the case may be, hereby acknowledges that prior to any such specification it has read or will have read the then current prospectus for the specified fund.

  5.02 Investment Managers. If so allowed pursuant to the Plan, the Employer or the Named Investment Fiduciary may appoint one or more Investment Managers who may be an affiliate of the Trustee, to direct the Trustee in the investment of all or a specified portion of the assets of the Trust. Any such Investment Manager shall be directed by the Employer or the Named Investment Fiduciary, as the case may be, to act in accordance with the procedures referred to in Section 5.04. The
	 Named Investment Fiduciary shall notify the Trustee in writing before the effectiveness of the appointment or removal of any Investment Manager.

  If there is more than one Investment Manager whose appointment is effective under the Plan at any one time, the Trustee shall, upon written instructions from the Employer or the Named Investment Fiduciary, establish separate funds for control by each such Investment Manager. The funds shall consist of those Trust assets designated by the Employer or the Named Investment Fiduciary.

  5.03 Direction of Voting and Other Rights. The voting and other rights in securities or other assets held in the Trust shall be exercised by the Trustee as directed by the Named Investment Fiduciary or other person who at the time has the right as referred to in Section
	 5.01 hereof to direct the investment or reinvestment of the security or other asset involved, provided that notwithstanding any provision of the Plan to the contrary, (a) except as provided in clause (b) of this Section, such voting and other rights in any such security or other asset selected by the Employer or the Named Investment Fiduciary shall be exercised by the Named Investment Fiduciary and (b) such voting and other rights in any "employer security" with respect to the Plan within the meaning of Section 407(d)(1) of ERISA ("Employer Securities") which is held in an account under the Plan over which a Plan participant or beneficiary has control as to specific assets to be held therein or which is held in an account which consists solely or primarily of Employer Securities shall be exercised by the participants or beneficiaries having interests in that account. Notwithstanding any provision hereof or of the Plan to the contrary, (i) in the event a Plan participant or beneficiary or an Investment Manager with the right to direct a voting or other decision with respect to any security or other asset held in the Trust does not communicate any decision on the matter to the Trustee or the Trustee's designee by the time prescribed by the Trustee or the Trustee's designee for that purpose or if the Trustee notifies the Named Investment Fiduciary either that it does not have precise information as to the secunties or other assets involved allocated on the applicable record date to the accounts of all participants and beneficiaries or that time constraints make it unlikely that participant, beneficiary or Investment Manager direction, as the case may be, can be received on a timely basis, the decision shall be the responsibility of the Named Investment Fiduciary and shall be communicated to the Trustee on a timely basis, and (ii) in the event the Named Investment Fiduciary with any right under the Plan or hereunder to direct a voting or other decision with respect to any security or other asset held in the Trust, including any such right under clause (a) or clause (i) of this Section, does not communicate any decision on the matter to the Trustee or the Trustee's designee by the time prescribed by the Trustee for that purpose, the Trustee may, at the cost of the Employer, obtain advice from a bank, insurance company, investment adviser or other investment professional
	 (including any affiliate of the Trustee) or retain an Investment Manager with full discretion to make the decision. Except as required by ERISA, the Trustee shall (a) follow all directions above-referred to in this Section and (b) shall have no duty to exercise voting or other rights relating to any such security or other asset.

  5.04 Investment Directions. Directions for the investment or reinvestment of Trust assets or of a type referred to in Section 5.03 from the Employer, the Named Investment Fiduciary, an Investment Manager or a Plan participant or beneficiary, as the case may be, shall, in a manner and in accordance with procedures acceptable to the Trustee, be communicated to and implemented by, as the case may be, the
  Trustee the Trustee's designee or, with the Trustee's consent, broker/ dealer designated for the purpose by the Employer or the Named Investment Fiduciary. Communication of any such direction to such a designee or broker/dealer shall conclusively be deemed an authorization to the designee or broker/dealer to implement the direction even though coming from a person other than the Trustee. The Trustee shall have no liability for its or any other person's following such directions or failing to act in the absence of any such directions. The Trustee shall have no liability for the acts or omissions of any person directing the investment or reinvestment of Trust Fund assets or making or failing to make any direction referred to in Section 5.03. Neither shall the Trustee have any duty or obligation to review any such investment or other direction, act or omission or, except upon receipt of a proper direction, to invest or otherwise manage any asset of the Trust which is subject to the control of any such person or to exercise any voting or other right referred to in Section 5.03.

  5.05 Communication of Proxy and Other Materials. The Employer or
  Named Administrative Fiduciary shall establish a procedure acceptable to the Trustee for the timely dissemination to each person entitled to direct the Trustee or its designee as to a voting or other decision called for thereby or referred to therein of all proxy and other materials bearing on the decision. In the case of Employer Securities, at such time as proxy or other materials bearing thereon are disseminated generally to owners of Employer Securities in accordance with applicable law, the Employer shall cause a copy of such proxy or other materials to be delivered directly to the Trustee and, thereafter, shall promptly deliver to the Trustee such number of additional copies of the proxy or other materials as the Trustee may request.

  5.06 Common and Collective Trust Funds. Any person authorized to direct the investment of Trust assets may, if the Trustee and the Named Investment Fiduciary so permit, direct the Trustee to invest such assets in a common or collective trust maintained by the Trustee for the investment of assets of qualified trusts under section 401(a) of the Code, individual retirement accounts under section 408(a) of the
  Code and plans or govemmental units described in section 818(a)(6) of the Code. The documents governing any such common or collective trust fund maintained by the Trustee, and in which Trust assets have been invested, are hereby incorporated into this Trust Agreement by reference.

                                 ARTICLE VI

		       RESPONSIBILITIES AND INDEMNITY

  6.01 Relationship of Fiduciaries. Each fiduciary of the Plan and this Trust shall be solely responsible for its own acts or omissions. The Trustee shall have no duty to question any other Plan fiduciary's performance of fiduciary duties allocated to such other fiduciary pursuant to the Plan. The Trustee shall not be responsible for the breach of responsibility by any other Plan fiduciary except as provided for in ERISA.

  6.02 Benefit of Participants. Each fiduciary shall, within the meaning of the Code and ERISA, discharge its duties with respect to the Trust solely in the interest of participants in the Plan and their beneficiaries and for the exclusive purpose of providing benefits to such participants and beneficiaries and defraying reasonable expenses of administering the Plan.

  6.03 Status of Trustee. The Trustee acknowledges its status as a "fiduciary" of the Plan within the meaning of ERISA.

  6.04 Location of Indicia of Ownership. Except as pemmitted by ERISA, the Trustee shall not maintain the indicia of ownership of any assets of the Trust outside the jurisdiction of the district courts of the United States.

  6.05 Trustee's Reliance. The Trustee shall have no duty to inquire whether directions by the Employer, the Named Administrative Fiduciary, the Named Investment Fiduciary or any other person conform to the Plan, and the Trustee shall be fully protected in relying on any such direction communicated in accordance with procedures acceptable to the Trustee from any person who the Trustee reasonably believes is a proper person to give the direction. The Trustee shall have no liability to any participant, any beneficiary or any other person for payments made, any failure to make payments, or any discontinuance of payments, on direction of the Named Administrative Fiduciary, the Named Investment Fiduciary or any designee of either of them or for any failure to make payments in the absence of directions from the Named Administrative Fiduciary or any person responsible for or purporting to be responsible for directing the investment of Trust assets. The Trustee shall have no obligation to request proper directions from any person. The Trustee may request instructions from the Named Administrative Fiduciary or the Named Investment Fiduciary and shall have no duty to act or liability for failure to act if such instructions are not forthcoming. The Trustee shall have no responsibility to determine whether the Trust Fund is sufficient to meet the liabilities under the Plan, and shall not be liable for payments or Plan liabilities in excess of the Trust Fund.

  6.06 Indemnification. The Employer hereby indemnifies the Trustee against, and shall hold the Trustee harmless from, any and all loss, claims, liability, and expense, including reasonable attorneys fees, imposed upon the Trustee or incurred by the Trustee as a result of any acts taken, or any failure to act, in accordance with the directions from the Named Administrative Fiduciary, Named Investment Fiduciary,
  Investment Manager or any other person specified in Article IV or V hereof, or any designee of any such person, or by reason of the Trustee's good faith execution of its duties with respect to the Trust, including, but not limited to. its holding of assets of the Trust as provided for in Section 3.02, the Employer's obligations in the foregoing regard to be satisfied promptly on request by the Trustee, provided that in the event that the loss, claim, liability or expense involved is determined by a no longer appealable final judgment entered in a lawsuit or proceeding to have resulted from the gross negligence or willful misconduct of the Trustee, the Trustee shall promptly thereafter return to the Employer any amount previously received by the Trustee under this Section with respect to such loss, claim, liability or expense.

  6.07 Protection of Designees. To the extent that any designee of the Trustee is performing a function of the Trustee under this Trust Agreement, the designee shall have the benefit of all of the applicable limitations on the scope of the Trustee's duties and liabilities, all applicable rights of indemnification granted hereunder to the Trustee and all other applicable protections of any nature afforded to the

	 Trustee.


                                ARTICLE VII

        	             POWERS OF TRUSTEE

  7.01 Nondiscretionary Investment Powers. At the direction of the person authorized to direct such action as referred to in Article V hereof, but limited to those assets or categories of assets acceptable to the Trustee as referred to in Section 5.01, the Trustee, or the Trustee's designee or a broker/dealer as referred to in Section 5.04, is authorized and empowered:

  (a) To invest and reinvest the Trust Fund, together with the income therefrom, in common stock, preferred stock, convertible preferred stock, bonds, debentures, convertible debentures and bonds, mortgages, notes, commercial paper and other evidences of indebtedness (including those issued by the Trustee), shares of mutual funds (which funds may be sponsored, managed or offered by an affiliate of the Trustee), guaranteed investment contracts, bank investment contracts, other securities, policies of life insurance, annuity contracts, options, options to buy or sell securities or other assets, and all other property of any type (personal, real or mixed, and tangible or intangible);

  (b) To deposit or invest all or any part of the assets of the Trust in savings accounts or certificates of deposit or other deposits in a bank or savings and loan association or other depository institution, including the Trustee or any of its affiliates, provided with respect to such deposits with the Trustee or an affiliate the deposits bear a reasonable interest rate:

  (c) To hold, manage, improve, repair and control all property, real or personal, forming part of the Trust Fund; to sell, convey, transfer, exchange, partition, lease for any term, even extending beyond the duration of this Trust, and otherwise dispose of the same from time to time:

  (d) To have, respecting securities, all the rights, powers and pnvileges of an owner, including the power to give proxies, pay assessments and other sums deemed by the Trustee necessary for the protection of the Trust Fund; to vote any corporate stock either in person or by proxy, with or without power of substitution for any purpose; to participate in voting trusts, pooling agreements, foreclosures, reorganizations, consolidations, mergers and liquidations, and in connection therewith to deposit securities with or transfer title to any protective or other committee; to exercise or sell stock subscriptions or conversion rights; and, regardless of any limitation elsewhere in this instrument relative to investments by the Trustee, to accept and retain as an investment any securities or other property received through the exercise of any of the foregoing powers;

  (e) Subject to Section 5.01 hereof, to hold in cash, without liability for interest, such portion of the Trust Fund which it is directed to so hold pending investments, or payment of expenses, or the distribution of benefits;

  (f) To take such actions as may be necessary or desirable to protect the Trust from loss due to the default on mortgages held in the Trust including the appointment of agents or trustees in such other jurisdictions as may seem desirable, to transfer property to such agents or trustees, to grant to such agents such powers as are necessary or desirable to protect the Trust Fund, to direct such agent or trustee, or to delegate such power to direct, and to remove such agent or trustee;

  (g) To settle, compromise or abandon all claims and demands in favor of or against the Trust Fund;

  (h) To invest in any common or collective trust fund of the type referred to in Section 5.06 hereof maintained by the Trustee;

  (i) To exercise all of the further rights, powers, options and privileges granted, provided for, or vested in trustees generally under the laws of the state in which the Trustee is incorporated as set forth above, so that the powers conferred upon the Trustee herein shall not be in limitation of any authority conferred by law, but shall be in addition thereto;

  (j) To borrow money from any source and to execute promissory notes, mortgages or other obligations and to pledge or mortgage any trust assets as security, subject to applicable requirements of the Code and ERISA; and

  (k) To maintain accounts at, execute transactions through, and lend on an adequately secured basis stocks, bonds or other securities to, any brokerage or other firm, including any firm which is an affiliate of the Trustee.

  7.02 Additional Powers of Trustee. To the extent necessary or which it deems appropriate to implement its powers under Section 7.01 or otherwise to fulfill any of its duties and responsibilities as trustee of the Trust Fund, the Trustee shall have the following additional powers and authority:

  (a) to register securities. or any other property, in its name or in the name of any nominee, including the name of any affiliate or the nominee name designated by any affiliate, with or without indication of the capacity in which property shall be held, or to hold securities in bearer form and to deposit any securities or other property in a depository or clearing corporation;

  (b) to designate and engage the services of, and to delegate powers and responsibilities to, such agents, representatives, advisers, counsel and accountants as the Trustee considers necessary or appropriate, any of whom may be an affiliate of the Trustee or a person who renders services to such an affiliate, and, as a part of its expenses under this Trust Agreement, to pay their reasonable expenses and compensation;

  (c) to make, execute and deliver, as Trustee, any and all deeds, leases, mortgages, conveyances, waivers, releases or other instruments in writing necessary or appropriate for the accomplishment of any of the powers listed in this Trust Agreement; and

  (d) generally to do all other acts which the Trustee deems necessary or appropnate for the protection of the Trust Fund.


                               ARTICLE VIII

	            RECORDS, ACCOUNTINGS AND VALUATIONS

  8.01 Records. The Trustee shall maintain or cause to be maintained accurate records and accounts of all Trust transactions and assets. The records and accounts shall be available at reasonable times during normal business hours for inspection or audit by the Named Administrative Fiduciary and the Named Investment Fiduciary or any person designated for the purpose by either of them.

  8.02 Accountings. Within 90 days following the close of each fiscal year of the Plan or the effective date of the removal or resignation of the Trustee, the Trustee shall file with the Named Administrative Fiduciary a written accounting setting forth all transactions since the end of the period covered by the last previous accounting. The accounting shall include a listing of the assets of the Trust showing the value of such assets at the close of the period covered by the accounting. On direction of the Named Administrative Fiduciary, and if previously agreed to by the Trustee, the Trustee shall submit to the Named Administrative Fiduciary interim valuations, reports or other information pertaining to the Trust.

  The Named Administrative Fiduciary may approve the accounting by written approval delivered to the Trustee or by failure to deliver written objections to the Trustee within 60 days after receipt of the accounting. Any such approval shall be binding on the Employer, the Named Administrative Fiduciary, the Named Investment Fiduciary and, to the extent permitted by ERISA, all other persons.

  8.03 Valuation. The assets of the Trust shall be valued as of each valuation date under the Plan at fair market value as determined by the Trustee based upon such sources of information as it may deem reliable, including, but not limited to, stock market quotations, statistical evaluation services, newspapers of general circulation, financial publications, advice from investment counselors or brokerage firms, or any combination of sources. The reasonable costs incurred in establishing values of the Trust Fund shall be a charge against the Trust Fund, unless paid by the Employer.

  When the Trustee is unable to arrive at a value based upon information from independent sources, it may rely upon information from the Employer, Named Administrative Fiduciary, Named Investment Fiduciary, appraisers, or other sources, and shall not incur any liability for inaccurate valuation based in good faith upon such information.

  8.04 Loans. In the event that participant loans are available under the Plan, the Trustee shall reflect one aggregate balance for participant loans under the Plan and shall reflect changes thereto only as directed by the Employer or Named Administrative Fiduciary. The Trustee has no responsibility with respect to maintenance of promissory notes or monitoring of loan amortization schedules.

                                ARTICLE IX

        	     RESIGNATION AND REMOVAL OF TRUSTEE

  9.01 Resignation. The Trustee may resign at any time upon at least 30 days' written notice to the Employer.

  9.02 Removal. The Employer may remove the Trustee upon at least
	 30 days' written notice to the Trustee.

  9.03 Appointment of a Successor. Upon resignation or removal of the Trustee, the Employer shall appoint a successor trustee. Upon failure of the Employer to appoint, or the failure of the effectiveness of the appointment by the Employer of, a successor trustee by the effective date of the resignation or removal, the Trustee may apply to any court of competent jurisdiction for the appointment of a successor.

  Promptly after receipt by the Trustee of notice of the effectiveness of the appointment of the successor trustee, the Trustee shall deliver to the successor trustee such records as may be reasonably requested to enable the successor trustee to properly administer the Trust Fund and all property of the Trust after deducting therefrom such amounts as the Trustee deems necessary to provide for expenses, taxes, compensation or other amounts due to or by the Trustee pursuant to Sections 4.04 or 5.03 hereof not paid by the Employer prior to the delivery.

  9.04 Settlement of Account. Upon resignation or removal of the Trustee, the Trustee shall have the right to a settlement of its account, which settlement shall be made, at the Trustee's option, either by an agreement of settlement between the Trustee and the Employer or by a judicial settlement in an action instituted by the
  Trustee. The Employer shall bear the cost of any such judicial settlement, including reasonable attorneys fees.

  9.05 Expenses and Compensation. The Trustee shall not be obligated to transfer Trust assets until the Trustee is provided assurance by the Employer satisfactory to the Trustee that all fees and expenses reasonably anticipated will be paid.

  9.06 Termination of Responsibility and Liability. Upon settlement of the account and transfer of the Trust Fund to the successor trustee, all rights and privileges under this Trust Agreement shall vest in the successor trustee and all responsibility and liability of the Trustee with respect to the Trust and assets thereo shall, except as otherwise required by ERISA, terminate subject only to the requirement that the Trustee execute all necessary documents to transfer the Trust assets to the successor trustee.


                                 ARTICLE X

        	         AMENDMENT AND TERMINATION

  10.01 Amendment. The Employer reserves the right to amend this Trust Agreement, provided that no amendment of this Trust Agreement or the Plan shall be effective which would (a) cause any assets of the Trust Fund to be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries other than an amendment permissible under the Code and ERISA, or (b) affect the rights, duties, responsibilities, obligations or liabilities of the Trustee without the Trustee's written consent. The Employer shall amend this Trust Agreement as requested by the Trustee to reflect changes in law which counsel for the Trustee advises the Trustee require such changes. Amendments to the Trust Agreement or a certified copy of the amendments shall be delivered to the Trustee promptly after adoption and if practicable under the circumstances, any proposed amendment under consideration by the Employer shall be communicated to the Trustee to permit the Trustee to review and comment thereon in due course before the Employer acts on the proposed amendment.

  10.02 Termination. The Trust may be terminated by the Employer upon at least 60 days' written notice to the Trustee. Upon such termination, and subject to Section 11.01 hereof, the Trust Fund shall be distributed as directed by the Named Administrative Fiduciary.


                                ARTICLE XI

	                      MISCELLANEOUS

  11.01 Exclusive Benefit Rule. Except as provided in Section
	 11.02, or as otherwise permitted as required by ERISA or the Code, no asset of this Tnust shall be used for, or diverted to, purposes other than the exclusive benefit of Plan participants or their beneficiaries or for the reasonable expenses of administering the Plan and Trust until all liabilities for benefits due Plan participants or their beneficianes have been satisfied.

  11.02 Refunds to Employer. The Trustee shall, upon the wntten direction of the Named Administrative Fiduciary which shall include a certification that such action is proper under the Plan, ERISA and the Code specifying any relevant sections thereof, return to the Employer any amount referred to in section 403(c)(2) of ERISA.

  11.03 Authorized Action. Any action to be taken under this Trust
	 Agreement by an Employer or other person which is: (a) a corporation shall be taken by the board of directors of the corporation or any person or persons duly empowered by the board of directors to take the action involved, (b) a partnership shall be taken by an authorized general partner of the partnership, and (c) a sole propnetorship by the sole proprietor.

  11.04 Text of Plan. The Employer represents that prior to the execution of this Trust Agreement by both parties it delivered to the Trustee the text of the Plan as in effect as of the date of this Trust Agreement. The Employer shall deliver to the Trustee promptly after adoption thereof a certified copy of each other amendment of the Plan.

  11.05 Conflict with Plan. The rights, duties, responsibilities, obligations and liabilities of the Trustee are as set forth in this Trust Agreement, and no provision of the Plan or any other document shall be deemed to affect such rights, duties, responsibilities, obligations and liabilities. If there is a conflict between provisions of the Plan and this Trust Agreement with respect to any subject involving the Trustee, including but not limited to the responsibility, authority or powers of the Trustee, the provisions of this Trust Agreement shall be controlling.

  11.06 Failure to Maintain Qualification. If the Trust fails to qualify as a qualified trust under section 401(a) of the Code, or loses its status as such a qualified trust, the Employer shall immediately so notify the Trustee, and the Trustee shall, without further notice or direction, remove the Trust assets from any common or collective trust fund maintained by the Trustee for investments by qualified trusts.

  11.07 Governing Law and Construction. This Trust Agreement and the Trust shall be construed, administered and governed under ERISA and other pertinent federal law, and to the extent that federal law is inapplicable, under the laws of the state in which the Trustee is incorporated as set forth above. If any provision of this Trust Agreement is susceptible to more than one interpretation, the interpretation to be given is that which is consistent with the Trust being a qualified trust under section 401(a) of the Code. If any provision of this Trust Agreement is held by a court of competent jurisdiction to be invalid or unenforceable, the remaining provisions shall continue to be fully effective to the extent possible under the circumstances.

  11.08 Successors and Assigns. This Trust Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns.

  11.09 Gender. As used in this Trust Agreement, the masculine gender shall include the feminine and the neuter genders and the singular shall include the plural and the plural the singular as the context requires.

  11.10 Headings. Headings and subheadings in this Trust Agreement are for convenience of reference only and are not to be considered in the construction of the provisions of the Trust Agreement.

  11.11 Counterparts. This Trust Agreement may be executed in several counterparts, each of which shall be deemed an onginal, and these counterparts shall constitute one and the same instrument which may be sufficiently evidenced by any one counterpart.

  IN WITNESS WHEREOF, the Employer and the Trustee have executed this Trust Agreement each by action of a duly authorized person.


         MERRILL LYNCH TRUST COMPANY         [Employer]

         By /s/ CHRIS ROSEN     	      By /s/ THOMAS M. KITCHEN
            ----------------		            ---------------------
         Name: /s/ Chris Rosen 	       Name /s/ Thomas M. Kitchen
	              ---------------		            ---------------------
         Title: Vice President         Title Vice President & CFO
              		--------------		             --------------------

         WITNESSES TO TRUSTEE'S SIGNATURE  WITNESSES TO EMPLOYER'S SIGNATURE

  				    /s/ B.L. HICKS
        		--------------
					     /s/ JACKIE. H WALKER
         	--------------------

         e: \wolf\document\ges-ta95.doc                              6/21/95

      			   ACKNOWLEDGMENT
       		   --------------

         STATE OF LOUISIANA

         PARISH OF ORLEANS

              BEFORE ME, the undersigned Notary Public, personally came and appeared Thomas M. Kitchen , who being by me sworn did depose and state
        	  -----------------
	 that he signed the foregoing Trust Agreement between Merrill Lynch Trust Company of Florida, as the Trustee, and Avondale Industries, Inc., as the Employer, as a free act and deed on behalf of Merrill Lynch Trust Company of Florida for the purposes therein set forth.



      		                            BY /s/ THOMAS M. KITCHEN
					                                  ---------------------
                    				            Print Name: Thomas M. Kitchen
		                                         					-----------------
                    				            Title: Vice President & CF0
						                                     --------------------


  SWORN TO AND SUBSCRIBED
  BEFORE ME THIS 20th DAY
	              		----
  OF December, 1995.
	    --------

	 /s/ RUDOLPH R. RAMELLI
	 ----------------------

         NOTAY PUBLIC

         RUDOLPH R. RAMELLI
         NOTARY PUBLIC
         ORLEANS PARISH
         LOUISIANA
         MY COMMISSION IS FOR LIFE


         TAX\33476. 1